================================================================================


                             ENGINE LEASE AGREEMENT

                            dated as of May 21, 1996

                                       and

                              AMENDED AND RESTATED

                               as of July 7, 1997

                                     between

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                        not in its individual capacity
                         (except as otherwise specified)
           but solely as Owner Trustee under the 1997 Trust Agreement as Lessor,

                                       and

                         WESTERN PACIFIC AIRLINES, INC.

                                    as Lessee


           One Used CFM International, Inc. Model CFM 56-3B2 Engine
                        Manufacturer's Serial No. 721150


      ONLY  THE  ORIGINAL  COUNTERPART  CONTAINS  THE  RECEIPT  THEREFOR
      EXECUTED BY FIRST SECURITY BANK, NATIONAL ASSOCIATION, AS OWNER TRUSTEE, AS LESSOR ON THE SIGNATURE PAGE THEREOF
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





TABLE OF CONTENTS


                                                                          Page


Section 1.  Definitions.................................................... 1

Section 2.  Lease; Lease Term; Delivery of Engine.......................... 5
            (a)   Lease; Lease Term........................................ 5
            (b)   Condition of Engine at Delivery.......................... 5

Section 3.  Security Deposit and Other Payments............................ 5
            (a)   Security Deposit......................................... 5
            (b)   Basic Rent............................................... 6
            (c)   [Intentionally left blank.].............................. 6
            (d)   Supplemental Rent........................................ 6
            (e)   Manner of Payment........................................ 6
            (f)   Late Payments............................................ 6
            (g)   No Setoff, Counterclaim, etc............................. 6

Section 4.  Conditions Precedent and Other Requirements.................... 7

      (i)
            (a)   Execution and Delivery of Documents...................... 7
            (b)   Representations, Warranties, No Default.................. 8
            (c)   Resolutions, etc......................................... 8
            (d)   Security Deposit and Basic Rent.......................... 8
            (e)   Insurance Certificate.................................... 8
            (f)   Filings; Financing Statements. .......................... 8
            (g)   Opinions of Counsel...................................... 8
            (h)   No Event of Loss......................................... 8
            (i)   Acceptance by Process Agent.............................. 8
      (ii)   8
            (a)   Delivery of Assignments of Warranties.................... 8
            (b)   Resolutions, etc......................................... 8
            (c)   Representations, Warranties; No Default.................. 9
            (d)   Acceptance by Process Agent.............................. 9
            (e)   Credit Deposit for Reserves.............................. 9

Section 5.  Disclaimer; Manufacturer and Vendor Warranties................. 9
            (a)   Disclaimer by Lessor..................................... 9
            (b)   Lessor's Representations, Warranties and
                  Covenants............................................... 10
            (c)   Manufacturer and Vendor Warranties...................... 10

Section 6.  Maintenance; Replacement and Pooling of Parts; Alterations,
            Modifications and Additions................................... 11
            (a)   Maintenance............................................. 11
            (b)   Engine Reserves......................................... 12
            (c)   Replacement of Parts.................................... 13
            (d)   Pooling of Parts........................................ 14
            (e)   Alterations, Modifications and Additions................ 14

Section 7.  Title and Registration; Liens; Possession..................... 15
            (a)   Title................................................... 15
            (b)   Liens................................................... 15
            (c)   Operation............................................... 15
            (d)   Possession.............................................. 16
            (e)   Identification Plate.................................... 18
            (f)   Reporting Requirements.................................. 18
            (g)   Inspections............................................. 18

Section 8.  Loss, Destruction, Requisition, etc........................... 18
            (a)   Event of Loss........................................... 18
            (b)   Application of Payments from Governmental
                  Authorities............................................. 19
            (c)   Requisition for Use of the Engine....................... 19
            (d)   Quiet Enjoyment......................................... 19

Section 9.  Insurance..................................................... 20
            (a)   Liability............................................... 20
            (b)   Property Damage Insurance............................... 20
            (c)   Terms of Insurance...................................... 20
            (d)   Application of Insurance................................ 22
            (e)   Reports................................................. 22
            (f)   Failure to Insure....................................... 22
            (g)   Additional Insurance.................................... 23
            (h)   Notice of Claims........................................ 23

Section 10.   Return of Engine............................................ 23
            (a)   Redelivery upon Termination............................. 23
            (b)   Condition of Engine..................................... 23
            (c)   Condition of Controlled Components...................... 23
            (d)   Engine Documentation.................................... 24
            (e)   Service Bulletin Kits................................... 24
            (f)   Non U.S. Manufactured Items............................. 24
            (g)   Lessee's Continuing Obligations......................... 24

Section 11. Representations, Warranties and Covenants of Lessee........... 25

Section 12. Indemnification............................................... 27
            (a)   General Indemnity and Expenses.......................... 27
            (b)   General Tax Indemnity................................... 28
            (c)   Calculation of Tax Indemnity Payments................... 30
            (d)   Contest; Reports........................................ 31
            (e)   Payment................................................. 32
            (f)   Survival................................................ 33

Section 13. Assignment; Lease Subject and Subordinate..................... 33
            (a)   Sublease by Lessee...................................... 33
            (b)   Assignments by Lessor................................... 33

Section 14. Events of Default; Remedies................................... 33
            (a)   Events of Default....................................... 33
            (b)   Remedies................................................ 35

Section 15. Notices....................................................... 37

Section 16. Governing Law and Jurisdiction................................ 38
            (a)   Governing Law........................................... 38
            (b)   Jurisdiction; Service of Process........................ 38
            (c)   Waiver of Immunity...................................... 38

Section 17. Miscellaneous................................................. 38
            (a)   Entire Agreement........................................ 38
            (b)   English Language........................................ 39
            (c)   Lessor's Right to Perform for Lessee.................... 39
            (d)   Application of Payments During Existence of
                  Default................................................. 39
            (e)   Expenses................................................ 39
            (f)   Further Assurances...................................... 39
            (g)   Judgment Currency....................................... 39
            (h)   Invalidity of Any Provision............................. 40
            (i)   Changes in Law.......................................... 40
            (j)   Headings................................................ 40
            (k)   Consent................................................. 40
            (l)   Third Party Beneficiaries............................... 40
            (m)   Counterparts............................................ 40


EXHIBIT A   ENGINE DESCRIPTION
EXHIBIT B   FORM OF ACCEPTANCE CERTIFICATE
EXHIBIT C   FORM OF RETURN ACCEPTANCE RECEIPT
EXHIBIT D   FORM OF MONTHLY REPORT
EXHIBIT E   MAINTENANCE RESERVES ADJUSTMENT FORMULA

      This LEASE AGREEMENT, dated as of May 21, 1996, and AMENDED AND RESTATED as of July 7, 1997, between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association with its principal place of business in Salt Lake City, Utah, not in its individual capacity but solely as trustee under the 1997 Trust Agreement, except as otherwise expressly provided herein, and its successors and assigns (in such capacity, "Lessor"; and in its individual capacity, "FSB"), and WESTERN PACIFIC AIRLINES, INC., a corporation organized and existing under the laws of Delaware with its principal place of business in Colorado Springs, Colorado ("Lessee").

                                    RECITALS

      WHEREAS, TACA, as lessor, and Lessee, as lessee, have executed this Engine Lease Agreement dated as of May 21, 1996 (as supplemented and amended, the "Lease") for the lease of the Engine from TACA, which was recorded by the FAA on July 31, 1996 and assigned Conveyance No. BB24108; and

      WHEREAS, the rights and obligations of TACA under the Lease have been novated to Lessor pursuant to the Engine Lease Novation dated July __, 1997 (the "Closing Date"), which was filed with the FAA on the date thereof, but not yet recorded; and

      WHEREAS, Lessor has assumed the rights and obligations of TACA under the Lease, and Lessor and Lessee desire to amend and restate the Lease as this Amended and Restated Lease Agreement with effect from and after the Closing Date as set forth herein; and

      WHEREAS, Lessee desires to lease the Engine from Lessor and Lessor is willing to lease the Engine to Lessee upon and subject to the terms, conditions and covenants herein set forth;

      In consideration of and subject to the mutual covenants, terms and conditions contained in this Lease, Lessor and Lessee agree as follows:

      Section 1. DEFINITIONS. Unless the context otherwise requires the following terms shall have the following meanings for all purposes of this Lease and shall be equally applicable both to the singular and plural forms of the terms defined. Any agreement defined below shall include each amendment, modification and supplement thereto and waiver thereof in effect from time to time.

      "ACCEPTANCE CERTIFICATE" shall mean the Acceptance Certificate, dated the Commencement Date, in the form of Exhibit B hereto.

      "ADDITIONAL INSURANCE" shall have the meaning ascribed to it in Section 9(g) hereof.

      "ADDITIONAL INSUREDS" shall have the meaning ascribed to it in Section 9(c) hereof.

      "APPROVED REPAIR FACILITY" shall have the meaning ascribed to it in
Section 6(a)(ii).

      "BASIC RENT" shall have the meaning ascribed to it in Section 3(b) hereof.

      "COMMENCEMENT DATE" shall mean June 11, 1996, the date upon which the Engine was tendered to Lessee in conformity with this Lease and the Acceptance Certificate was executed and delivered.

      "CYCLE" shall mean any flight of any airframe to which the Engine is attached, consisting of one take-off and one landing regardless of time elapsed between take-off and landing and distance flown.

      "DEBT" shall mean, with respect to any Person, (a) all obligations of such Person for borrowed money or with respect to deposits and advances of any kind, whether evidenced by bonds, debentures, notes or other instruments, (b) all obligations of such Person upon which interest charges are customarily paid, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (e) any lease obligation that, in accordance with generally accepted accounting principles has been or should be capitalized on the books of such Person, and (f) all guarantees of such Person of the debts or obligations for borrowed money of any other Person, whether direct or indirect, absolute, contingent or otherwise.

      "DEFAULT" shall mean any event that, with the passage of time or the giving of notice or both, would become an Event of Default.

      "DOLLARS" and "US$" shall mean lawful currency of the United States of America.

      "ENGINE" shall mean the CFM International Inc. Model CFM 56-3B2 jet aircraft engine bearing manufacturer's serial number 721150, whether or not from time to time installed on an airframe, and (ii) any Replacement Engine that may from time to time be substituted as contemplated by Section 8(a) for the Engine leased hereunder; together in each case with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor in accordance with the terms of
Section 6(c) after removal from such Engine. Except as otherwise set forth herein, at such time as a Replacement Engine shall be so substituted, such replaced Engine shall cease to be an Engine hereunder. The term "Engine" means, as of any date the Engine then leased hereunder. The Engine has and any Replacement Engine hereunder will have not less than 750 rated takeoff horsepower.

      "ENGINE LEASE NOVATION" shall mean the Engine Lease Novation Agreement dated the Closing Date by and among TACA, Lessor and Lessee.

      "ENGINE LOSS VALUE" shall mean [    ]* United States Dollars(US$[     ]*).

      "ENGINE RESERVES" shall have the meaning ascribed to it in Section 6(b) hereof.

      "ENGINE STAND" shall mean that certain PF Industries, Inc. model PF71-169 engine stand bearing serial number 0001B.

      "EVENT OF DEFAULT" shall have the meaning ascribed to it in Section 14(a) hereof.

      "EVENT OF LOSS" with respect to the Engine shall mean any of the following events, whether or not the same shall constitute and Event of Loss with respect to any airframe to which the Engine is, at any time attached, and whether or not the Engine is attached to an airframe: (i) loss of the Engine or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to the Engine that results in the receipt of insurance proceeds with respect to the Engine on the basis of a total loss; (iii) the condemnation, confiscation or seizure of, or requisition of title to, such Engine by any authority, or a requisition for use of such property by any authority other than a Government Entity of the United States of America; (iv) as a result of any rule, regulation, order or other action by the FAA, or other governmental body having jurisdiction thereof, or any other occurrence, the use of the Engine in the normal course of air transportation of persons shall have been prohibited for a period of three consecutive months unless Lessee, prior to the expiration of such three-month period, shall have undertaken and shall be diligently carrying forward all steps that are necessary or desirable to permit the normal use of the Engine by Lessee or, in any event, if such use shall have been prohibited for a period of six consecutive months; (v) the inability for any reason of Lessor to obtain possession of the Engine within 30 days after this Lease shall have been declared to be in default pursuant to Section 14, free and clear of all liens (other than Lessor's Liens); and (vi) as described in clause
(iv) of Section 7(d).

      "FAA" shall mean the United States Federal Aviation Administration and any successor agency thereto.

      "FEDERAL AVIATION ACT" shall mean the United States Federal Aviation Act of 1958 as amended, and the regulations promulgated thereunder.

      "FLIGHT HOUR" shall mean each hour or part thereof elapsing from the moment the wheels of the airframe on which the Engine is then installed leave the ground on takeoff until the wheels of such airframe touch the ground on landing following such flight. For purposes of all calculations under this Lease measured in Flight Hours, such hours, including fractions thereof, shall be measured to two decimal places.

      "GOVERNMENT ENTITY" means (i) any national, state or local government of the United States of America or any other country where an airframe upon which the Engine is attached may be flown and operated by Lessee, (ii) any board, commission, department, division, instrumentality, court, agency or political subdivision of any entity described in (i) above, however constituted, and (iii) any association, organization or institution of which any entity described in
(i) or (ii) above is a member or to whose jurisdiction any thereof is subject.

      "INDEMNITEE" shall have the meaning ascribed to it in Section 12a  hereof.

      "KGAL" shall mean KG Aircraft Leasing Co., Limited, a corporation organized and existing under the laws of Ireland.

      "LEASE," "this Lease Agreement," "this Lease," "this Agreement," "herein," "hereunder," "hereby," or other like words shall mean this Lease as originally executed or as modified, amended or supplemented pursuant to the applicable provisions hereof.

      "LEASE TERM" shall have the meaning ascribed to it in Section 2(a) hereof.

      "LESSOR LIEN" shall mean any Lien arising as a result of (i) claims against Lessor not related to the transactions contemplated by this Lease, (ii) Taxes imposed against Lessor that are not indemnified against by Lessee pursuant to Section 12(b), (iii) claims against Lessor arising out of the transfer by Lessor of all or any part of its interest in the Engine, other than by reason of the occurrence of an Event of Loss or following an Event of Default.

      "LIEN" shall mean any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim of any nature whatsoever.

      "MAINTENANCE PROGRAM" shall have the meaning ascribed to it in Section 6(a) hereof.

      "MANUFACTURER" shall mean CFM International, Inc., a Delaware corporation.

      "PARTS" shall mean any and all appliances, parts, attachments, accessions, appurtenances, accessories and other equipment of whatever nature attached to or incorporated in the Engine.

      "PAYMENT DATE" shall mean the fifteenth (15) day of each consecutive calendar month commencing with the calendar month immediately following the Commencement Date and each consecutive calendar month thereafter during the Lease Term; provided however that Lessee, on or prior to the Commencement Date, shall pay Basic Rent in respect of the Engine corresponding to the first month of the Lease Term.

      "PERMITTED LIEN" shall have the meaning ascribed to it in Section 7(b) hereof.

      "PERSON"  shall  mean  an  individual,  corporation,   partnership,  joint
venture, trust, unincorporated organization or any other juridical entity, or a Government Entity.

      "POST-DEFAULT RATE" shall mean a rate per annum equal to three percent (3%) above the rate publicly announced from time to time by Citibank, N.A., New York, New York (or any successor institution) as its "prime rate" (or, if no such rate exists, any comparable reference rate established by such institution) on the basis of the actual number of days elapsed over a 360-day year.

      "PROCESS AGENT" shall have the meaning ascribed to it in Section 16(b) hereof.

      "RENT" shall mean Basic Rent and Supplemental Rent.

      "REPLACEMENT ENGINE" shall mean a CFM International, Inc. CFM 56-3B2 jet aircraft engine (or engine of the same manufacturer of the same or an improved model) approved by Lessor, that has a value, utility and thrust at least equal to those of the Engine, together with all Parts relating to such engine.

      "SECURITY DEPOSIT" shall have the meaning ascribed to it in Section 3(a) hereof.

      "SUPPLEMENTAL RENT" shall mean all amounts, sums, monies, indebtedness, liabilities and obligations (other than Basic Rent) that Lessee assumes, agrees or otherwise becomes liable to pay to Lessor or others hereunder or under any other document or agreement entered into by Lessee and Lessor in connection herewith or with the transactions contemplated hereby and thereby including, without limitation, payments of Engine Reserves, Engine Loss Value and any interest payable with respect to payments pursuant to Section 3(f).

      "TACA" shall mean TACA International Airlines, S.A., a corporation organized and existing under the laws of El Salvador.

      "TAX" or "TAXES" shall mean any and all fees (including, without limitation, license and registration fees), taxes (including, without limitation, gross receipts, income, sales, rental, use, turnover, value added, property (tangible or intangible), excise and stamp taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon or computed by reference thereto.

      "TAXING AUTHORITY" shall have the meaning ascribed to it in Section 12(b) hereof.

      "1997 TRUST AGREEMENT" shall mean the Trust Agreement dated as of June 15, 1997 between FSB and KGAL, as originally executed or as modified, amended or supplemented pursuant to the applicable provisions thereof.


      Section 2.  LEASE; LEASE TERM; DELIVERY OF ENGINE

      a) LEASE; LEASE TERM. Lessor hereby Leases to Lessee the Engine and the Engine Stand, for a period (the "Lease Term") commencing from the Commencement Date and ending, unless earlier terminated pursuant to the provisions of this Lease, on such date as shall fall 120 consecutive calendar months following the Commencement Date (the "Expiration Date").

       (b) CONDITION OF ENGINE AT DELIVERY. Lessee acknowledges that on the Commencement Date, the Engine was delivered to Lessee in Dallas, Texas, and was in conformity with the description thereof set forth in Exhibit A hereto. On June 11, 1996, Lessee delivered to Lessor an Acceptance Certificate, which is conclusive proof as between Lessor and Lessee that Lessee has examined the Engine, that the Engine and the Engine Documentation are satisfactory to Lessee and that Lessee has accepted the Engine for lease hereunder without any reservations whatsoever (except as noted therein).


      Section 3.  SECURITY DEPOSIT AND OTHER PAYMENTS

     (a) SECURITY DEPOSIT. Lessor acknowledges receipt from or for the account of Lessee of a security deposit (the "Security Deposit") in the total amount of [ ]* Dollars (US$[ ]*) (the "Security Deposit Amount"). The Security Deposit shall be held by Lessor during the Lease Term as security for the full and punctual performance by Lessee of all of its obligations hereunder. During the Lease Term, the Security Deposit may be commingled by Lessor with other funds. Interest, if any, earned on the Security Deposit shall be for Lessor's sole account. Lessor may, but shall not be obligated to, apply the Security Deposit, in whole or in part for the payment of any Basic Rent owing hereunder or any other amount owing from time to time by Lessee hereunder, or utilize the Security Deposit in whole or in part to perform any of Lessee's obligations hereunder or otherwise remedy any Event of Default, without prejudice to any other remedy of Lessor. Lessee shall not attempt to subject the Security Deposit to any Lien or to assign any interest therein to any Person and, to the extent of its interest therein, Lessee hereby grants to Lessor a Lien on the Security Deposit and assigns and transfers to Lessor any and all of Lessee's right, title and interest therein, as security as provided above, and Lessor shall be entitled to the remedy of offset against and application of the Security Deposit, without any prior notice to or demand against Lessee (except to the extent otherwise required by applicable law), all of which are hereby waived. If Lessor uses or applies all or a portion of the Security Deposit, such application shall not be deemed a cure of any Event of Default, until and unless Lessee shall have replenished the amount applied hereunder within the time period provided herein. Lessee shall replenish any portion or all of the Security Deposit applied by Lessor to satisfy, in whole or in part, any Event of Default by depositing with Lessor in immediately available funds an amount sufficient to restore the Security Deposit to the Security Deposit Amount within three (3) Business Days after Lessor's demand therefor. Within fifteen (15) days after redelivery of the Engine to Lessor by Lessee, and provided the Engine is delivered in full conformity with the return conditions set forth in Section 10 hereof, and that Lessee has paid, in full, all amounts owing by Lessee hereunder and performed all of its obligations hereunder, Lessor will return to Lessee the Security Deposit, without interest, less any amounts applied by Lessor and not replenished by Lessee.

       (b) BASIC RENT. Lessee agrees to pay Lessor rent with respect to the Engine, monthly, in advance on each Payment Date, in the amount of [ ]* Dollars (US$[ ]*) per month ("Basic Rent").

       (c)  [Intentionally left blank.]

      (d) SUPPLEMENTAL RENT. Lessee agrees promptly to pay to Lessor any and all Supplemental Rent, as the same shall become due and owing, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have the same rights, powers and remedies provided for herein or by law or equity or otherwise as in the case of nonpayment of Basic Rent.

       (e) MANNER OF PAYMENT. All payments of Rent shall be paid directly to Lessor to:

                  The Bank of Tokyo-Mitsubishi, Ltd., New York
                  Chips UID: 076 886 ABA No. 026 009632

                  A/C The Bank of Tokyo-Mitsubishi, Ltd.,
                    London Branch
                  12-15 Finsbury Circus
                  London EC2M 7BT
                  England

                  Tel:  44 171 577 1087
                  Fax:  44 171 577 1128

                  F/O KG Aircraft Leasing Co., Ltd.
                  Number 245662 Current Account

or such other bank accounts as Lessor shall specify by written notice to Lessee. All payments of Rent shall be made in immediately available funds in Dollars by 2:00 p.m. New York City time, on the date when due; provided, however, that in the event that any payment should be due on a day that is not a Business Day then such payment shall be made on the Business Day next succeeding such day without any penalty for late payment.

      (f) LATE PAYMENTS. As to any (i) amount due under this Lease that is not paid when due as herein provided, or (ii) advance made by Lessor of any amount required to be paid by Lessee as herein provided and not so paid by Lessee, Lessee shall pay to Lessor at the time of payment thereof, as Supplemental Rent, interest thereon at the Post-Default Rate, from either the due date thereof (as to amounts referred to in clause (i)) or the date of the advance by Lessor (as to amounts referred to in clause (ii)), as the case may be, to the date such late payment is paid in full.

       (g) NO SETOFF, COUNTERCLAIM, ETC. Notwithstanding anything to the contrary herein and except as otherwise set forth in this Section 3(g), Lessee's obligations and liabilities to pay all amounts payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right that Lessee may have against Lessor or any other Person for any reason whatsoever, (ii) any defect in the title caused directly by an act or omission of Lessee, airworthiness, condition, design, operation or fitness for use of or any damage to or loss or destruction of, the Engine, any Engine or any Part thereof or of any airframe upon which the same is installed or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever, (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee, (iv) the disaffirmance or rejection of this Lease by Lessor or any trustee in bankruptcy (or similar party) provided that there shall have been no change materially adverse to the Lessee in any of the terms or conditions of this Lease in connection with applicable bankruptcy proceedings, (v) claims against the Manufacturer or manufacturer of any airframe upon which the Engine is installed, (vi) enforceability or lack of enforceability of any of the terms or conditions of this Lease, (vii) breach by Lessor of any warranty, express or implied, with regard to the Engine or any Part thereof, including, without limitation, merchantability or fitness for any purpose or use relating to or otherwise made or alleged to be made by Lessor to Lessee or any of its agents, representatives or employees with regard to the Engine or any Part thereof, (viii) any right, claim, demand, bill, action or suit whatsoever by or against or on the part of Lessee against Lessor, including, without limitation, whether arising out of legal action or otherwise
(x) at law or in equity, (y) whether affirmative, negative or defensive in nature for or on account of the legality, enforceability, validity or other infirmity as to (A) any of the terms or conditions of this Lease, (B) any express or implied warranty as to the Engine or any Part thereof or (C) arising out of or as a result of any contract, agreement, assignment or transaction between Lessor and Lessee whether direct or indirect, written or oral, (ix) any interruption or cessation in the use or possession of the Engine by or availability of the Engine to Lessee for any reason whatsoever whether arising out of relating to an act or omission of Lessee; or (x) any other circumstances, happening or event whatsoever, whether or not similar to any of the foregoing which but for this provision might have the effect of terminating this Lease, it being the intention of the Lessor and Lessee that all Rent and other amounts payable by Lessee hereunder shall be payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. Lessee hereby waives, to the fullest extent permitted by applicable law any and all rights it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease except in accordance with the express terms hereof. Notwithstanding anything contained in this Section 3(g), in the event that as a result of a breach by Lessor or anyone claiming by, through or under Lessor of its covenant of quiet enjoyment (including any defect in title not caused by an act or omission of Lessee), Lessee shall be deprived of possession or use of the Engine under and in accordance with this Lease, Lessee shall not be required to pay Basic Rent and Maintenance Reserves in respect of such period of non-possession of or inability to use the Engine. Each payment of Rent made by Lessee shall be final as to Lessor and Lessee, and Lessee will not seek to recover all or any part of any such payment of Rent from Lessor or its successors or assigns for any reason whatsoever.

      Nothing in this Section 3(g) or elsewhere in this Lease shall be construed to limit Lessee's right to seek a recovery of any payment of Rent or any other amount which is not due and payable hereunder, or to limit Lessee's rights and remedies to pursue, in a court of law or otherwise, any claim it may have against Lessor on account of any failure of Lessor to perform its obligations hereunder or in connection herewith.

      Section 4.  CONDITIONS PRECEDENT AND OTHER REQUIREMENTS.

      (i) The obligation of Lessor to lease the Engine to Lessee on the terms and conditions herein set forth was subject to the satisfaction, on or before the Commencement Date, of each of the following conditions (which the parties hereto agree were satisfied or waived on or before the Commencement Date):

      (a) EXECUTION AND DELIVERY OF DOCUMENTS. Lessee shall have duly executed and delivered to Lessor (i) this Lease, and (ii) the Acceptance Certificate.

      (b) REPRESENTATIONS, WARRANTIES, NO DEFAULT. (i) All of the representations and warranties of Lessee contained in this Lease shall be true and correct on and as of the Commencement Date as though made on such date or, if they relate solely to an earlier date, as of such date and (ii) no Default or Event of Default shall have occurred and be continuing or would result from Lessee's execution, delivery and performance of this Lease, and Lessor shall have received an Officer's Certificate in form and substance satisfactory to it, to the effect of each of the foregoing.

       (c) RESOLUTIONS, ETC. Lessor shall have received, in form and substance satisfactory to it, a certificate of the Secretary or an Assistant Secretary of Lessee with respect to the resolutions of the Board of Directors of Lessee authorizing the execution, delivery and performance by Lessee of this Lease and all other documents and certificates contemplated hereby to be executed on behalf of Lessee, and the authority and signatures of the persons authorized to execute and deliver such documents on behalf of Lessee.

      (d) SECURITY DEPOSIT AND BASIC RENT. On or before the Commencement Date Lessor shall have received immediately available funds in the amount of the balance of the Security Deposit Amount and the first Basic Rent payment.

      (e) INSURANCE CERTIFICATE. Lessor shall have received, on or prior to the Commencement Date, in form and substance satisfactory to it, an insurer's or broker's certificate as to the due compliance by Lessee with the insurance provisions of Section 9.

      (f) FILINGS; FINANCING STATEMENTS. Lessor shall have received evidence satisfactory to it that this Lease shall have been duly filed for recordation with the FAA pursuant to the Federal Aviation Act. If requested by Lessor, Lessee shall have executed (as debtor) and delivered to Lessor one or more precautionary Uniform Commercial Code financing statements for filing in such places in the United States as, in the Lessor's opinion, are necessary or desirable.

      (g) OPINIONS OF COUNSEL. Lessor shall have received favorable opinions addressed to Lessor from Winthrop, Stimson, Putnam & Roberts and Sparks, Dix, P.C., counsel for Lessee, dated as of the Commencement Date.

      (h) NO EVENT OF LOSS. No Event of Loss shall have occurred with respect to the Engine.

      (i) ACCEPTANCE BY PROCESS AGENT. CT Corporation System shall have accepted its appointment as Process Agent on behalf of Lessee by one or more instruments in writing delivered to Lessor.

      (ii) The obligation of Lessee to Lease the Engine from Lessor pursuant hereto was subject to the satisfaction, on or before the Commencement Date, of each of the following conditions (which the parties hereto agree were satisfied or waived on or before the Commencement Date):

      (a) DELIVERY OF ASSIGNMENTS OF WARRANTIES. Lessee shall have received from Lessor an Assignment of Warranties in form and substance reasonably acceptable to Lessee, duly accepted by the Manufacturer.

       (b) RESOLUTIONS, ETC. Lessee shall have received, in form and substance reasonably satisfactory to it, a certificate of the Secretary or an Assistant Secretary of Lessor with respect to the resolutions of the Board of Directors of Lessor authorizing the execution, delivery and performance by Lessor of this Lease and all other documents and certificates contemplated hereby to be executed on behalf of Lessor, and the authority and signatures of the persons authorized to execute and deliver such documents on behalf of Lessor.

     (c) REPRESENTATIONS, WARRANTIES; NO DEFAULT. (i) All of the representations and warranties of Lessor contained in this Lease shall be true and correct on and as of the Commencement Date as though made on such date or, if they relate solely to an earlier date, as of such date and (ii) no default or event of default under any credit agreement, mortgage, lease or other agreement binding on Lessor or any of its assets shall have occurred and be continuing or would result from Lessor's execution, delivery and performance of this Lease, and Lessee shall have received an Officer's Certificate in form and substance satisfactory to it, to the effect of each of the foregoing, and (iii) Lessor shall have received and furnished to Lessee the consent of ING Aviation Lease, B.V. ("ING") and First Security Bank of Utah, National Association ("FSBU") to the release of the Engine, Engine records and related Engine Reserves from the Sublease Agreement dated as of March 18, 1996 between TACA and Lessee (the "Sublease") and from the related Assignment of Sublease between TACA and FSBU and the Assignment of Security Document between FSBU and ING, both dated as of even date therewith, as the case may be.

       (d) ACCEPTANCE BY PROCESS AGENT. Greenberg, Traurig et.al. shall have accepted its appointment as Process Agent on behalf of Lessor.

       (e) CREDIT DEPOSIT FOR RESERVES. Lessor shall, on the Commencement Date, credit Lessee with the full amount of Engine Reserves actually received by Lessor under the Sublease prior to the Commencement Date, including all amounts received in respect of the Shop Visit Portion and the LLP Portion of said Engine Reserves which amounts shall be credited as appropriate to the Shop Visit Portion and the LLP Portion of Engine Reserves payable pursuant to Section 6(b) hereof. The amount so credited shall constitute Engine Reserves available to be reimbursed to Lessee as provided in Section 6(b)(ii) below.


       Section 5. DISCLAIMER; MANUFACTURER AND VENDOR WARRANTIES

      a) DISCLAIMER BY LESSOR. TO THE EXECUTION OF THIS LEASE, LESSEE HAS SELECTED THE TYPE OF ENGINE AND PARTS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
SECTION 5(b) BELOW, NEITHER LESSOR NOR ANY SUCCESSOR IN INTEREST TO LESSOR HAS MADE NOR SHALL BE DEEMED TO HAVE MADE AND ACCORDINGLY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE ENGINE AND PARTS, ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND LESSOR EXPRESSLY DISCLAIMS THE SAME AND AS RESPECTS LESSOR, LESSEE LEASES THE ENGINE AND PARTS "AS IS" AND "WHERE IS". EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
SECTION 5(b) BELOW, LESSOR HEREBY EXPRESSLY DISCLAIMS ANY WARRANTY EITHER EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) RELATING TO THE CAPACITY, AGE, QUALITY, DESCRIPTION, STATE, CONDITION, DESIGN, CONSTRUCTION, USE, OPERATION, OR PERFORMANCE OF THE ENGINE OR THE SUITABILITY OF THE ENGINE OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AS TO ITS AIRWORTHINESS. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE WHATSOEVER INCLUDING, BUT NOT LIMITED TO, INCIDENTAL OR CONSEQUENTIAL DAMAGES, CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE ENGINE OR PARTS, OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY INCIDENT WHATSOEVER IN

CONNECTION THEREWITH ARISING IN STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, OR IN ANY ACTION RELATED TO OR ARISING OUT OF THIS LEASE OR ANY OTHER DOCUMENT AND WHETHER INVOLVING PERSONAL INJURY, PROPERTY DAMAGE OR OTHERWISE. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 5(b) BELOW, LESSEE HEREBY WAIVES AS BETWEEN ITSELF AND LESSOR AND ANY PERSON CLAIMING BY, THROUGH OR UNDER LESSOR, ALL ITS RIGHTS, EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE), AGAINST LESSOR IN AND TO THE ENGINE RELATING TO THE CAPACITY, AGE, QUALITY, DESCRIPTION, STATE, CONDITION, DESIGN, CONSTRUCTION, USE, OPERATION OR PERFORMANCE OF THE ENGINE AND THE LEASING THEREOF BY LESSOR TO LESSEE, OR TO THE MERCHANTABILITY OR SUITABILITY OF THE ENGINE OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AS TO ITS AIRWORTHINESS. In particular and without prejudice to the generality of the foregoing, Lessor shall not be under any liability whatsoever and howsoever arising, whether in contract or tort or both, in respect of any loss, liability, damage or delay of or to or in connection with the Engine or any Person or property whatsoever, whether or not the Engine is attached to an airframe and irrespective of whether such loss, damage or delay shall arise (x) from the unairworthiness of the Engine, or (y) from any action or omission of Lessor (other than any action or omission that constitutes willful misconduct or gross negligence of Lessor).

       (b) LESSOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Notwithstanding and as the sole exception to Section 5(a), (i) FSB represents and warrants that it is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has all requisite corporate power, authority and legal right to enter into and to perform its obligations under the 1997 Trust Agreement, (ii) Lessor represents and warrants that (A) unless a Default or an Event of Default shall have occurred and be continuing neither Lessor nor anyone claiming by, under or through Lessor shall take any actions inconsistent with Lessee's right of quiet enjoyment; (B) FSB holds all material licenses, certificates and permits necessary for the conduct of its business as now conducted; (C) the execution, delivery and performance of this Lease has been duly authorized by all necessary corporate action of Lessor, and does not and will not (1) result in the violation of the provisions of the charter documents or bylaws of Lessor as in effect on the date hereof, (2) require stockholder approval or approval or consent of any trustee or holders of any indebtedness of Lessor, except such approvals which have been obtained and are in full force and effect, (3) contravene any law, rule or regulation or any order of any Government Entity binding on Lessor, nor (4) conflict with or result in a breach of any terms or provisions of or constitute a default under, or result in or require the creation or imposition of any Lien upon any material property or assets of Lessor under, any indenture, mortgage or other agreement or instrument as in effect on the date hereof to which Lessor is a party or by which it or any of its property is bound, or any applicable law, rule or regulation, judgment, order or decree of any Government Entity or court having jurisdiction over Lessor or any of its properties; and (D) this Lease constitutes the legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) as a court having jurisdiction may impose.

     (c) MANUFACTURER AND VENDOR WARRANTIES. Lessor hereby assigns to Lessee for the duration of the Lease Term (so long as no Event of Default shall have occurred and be continuing) all assignable warranties, if any, given by the Manufacturer and other vendors with respect to the Engine and shall obtain Manufacturer's consent to such assignment. Lessee will diligently and promptly pursue any valid claims it may have under such warranties and will provide notice of the same to Lessor. To the extent that any warranty given by the Manufacturer or others with respect to the Engine are not assignable or otherwise made available to Lessee, Lessor agrees, at its option, either (i) to authorize Lessee to take such action to enforce such warranty in the name of Lessor as Lessee sees fit or (ii) to exert reasonable efforts at Lessee's request and expense (and subject to Lessee making adequate provision to the satisfaction of Lessor with respect to such expense) to enforce any such warranties for the benefit of Lessee. Effective on the return of the Engine or the termination of this Lease, whichever is earlier, Lessee hereby assigns any remaining warranties, and any claims thereunder, to Lessor or its designee. Upon the exercise by Lessor of any remedies in respect of an Event of Default, and at the latest, upon expiration of the Lease Term, the benefit of all warranties referred to herein shall immediately revert and be deemed to have been reassigned by Lessee to Lessor.


      Section 6. MAINTENANCE; REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS.

      a)    MAINTENANCE

            (i) So long as Lessor has not committed a breach of its covenant of quiet enjoyment which shall have the effect of depriving Lessee of the use or possession of the Engine during the Lease Term and until the Engine is returned to Lessor, Lessee shall, at its sole cost and expense, service, inspect, test, maintain, overhaul and repair the Engine and all of the Parts in accordance with the Lessee's FAA approved airworthiness maintenance and inspection program, a copy of which has been or will be delivered to Lessor on or prior to the Commencement Date (the "Maintenance Program") and in conformity with the rules and regulations of the FAA, (A) so as to keep the Engine in as good condition (operating and otherwise) and repair as when delivered to Lessee hereunder, ordinary wear and tear excepted and otherwise so as not to adversely effect the airworthiness thereof, and (B) in the same manner and with the same care as used by Lessee with respect to similar engines owned or operated by Lessee (it being the intention of the parties hereto that Lessee shall not discriminate against the Engine in respect of any maintenance matters). Lessee shall be authorized to amend its Maintenance Program; provided, however, that not withstanding such amendment, the Maintenance Program shall, at all times during the Term, be in full conformity with the requirements set forth above and, further provided, that Lessee shall have obtained Lessor's prior written consent to any material amendment or change in or to the Maintenance Program. All service, inspection, maintenance, modification, repair and overhaul shall be performed or caused to be performed by Lessee in accordance with all applicable FAA requirements and under the Maintenance Program, and shall be accomplished in accordance with all applicable service, inspection, maintenance, modification, repair and overhaul manuals and bulletins published by the Manufacturer. Without limiting the generality of the foregoing or the obligations of Lessee hereunder, Lessee agrees that such maintenance and repairs will include but will not be limited to each of the following:

                  (A) to perform in accordance with the Maintenance Program all routine and non-routine maintenance work;

                  (B) to  comply on a  terminating  basis  with all  outstanding mandatory orders, and airworthiness directives issued by the FAA during the Lease Term affecting the Engine that have an effective date for compliance prior to, or sooner than one hundred (180) days after, the return date of the Engine;

                  (C) to incorporate in the Engine all mandatory service bulletins of the Manufacturer and other vendors issued during the Lease Term which Lessee schedules to incorporate during the Lease Term on engines in its Boeing 737 fleet; and

                  (D) to  maintain,  in the  English  language  (1)  the  Engine
            Documentation and (2) any other records, logs or other documents, information or materials relating to the service, inspection, testing, maintenance, modification, overhaul and repair of the Engine, any Engine and any Part which are required by the FAA or by applicable law, all of which shall at all times be kept current and up-to-date, shall conform with the laws of any Government Entity having jurisdiction and with normal practices of commercial air carriers, shall disclose the location of the Engine and shall be made available for review by Lessor on reasonable notice.

            (ii) Lessee shall have designated persons in its employment authorized by the FAA to perform service, inspection, modifications repair and alterations of the Engine, or shall have the same performed on its behalf by an FAA approved repair and overhaul station in conformity with FAR 145 ("Approved Repair Facility"). In the event Lessee has a third party accomplish, on a continuous basis, some or all of the maintenance requirements under the Maintenance Program such maintenance by said third party must be accomplished in accordance with the provisions of this
      Section 6(a). Lessor shall be entitled and Lessee shall ensure that Lessor is permitted to visit the facilities of any such third party maintenance performer to inspect the maintenance work performed and the maintenance record of the Engine.

            (iii) Any repair to the Engine that is not covered by the Manufacturer's repair manual instructions shall be subject to Lessor's prior written approval and shall be made under an FAA approved program.

       (b)  ENGINE RESERVES

            (i) Lessee shall pay Lessor, as a Supplemental Rent for the use of the Engine during the Lease Term, within fifteen (15) days following the last day of each calendar month during the Lease Term and on the redelivery date, with respect to the Engine, the sum (the "Engine
      Reserves") of (x) the amount determined by multiplying the number of Flight Hours of operation of such Engine during the immediately preceding month by [ ]* Dollars (US$[ ]*) which amount shall be applied toward restoration shop visits (the "Shop Visit Portion") and (y) the amount determined by multiplying the number of Cycles of operation of the Engine during the immediately preceding month by [ ] Dollars (US$[ ]*) which amount shall be applied toward the cost of life-limited parts (the "LLP Portion"). It is the intent of the parties hereto that the Engine be operated during the Lease Term at an average Flight Hour/Cycle ratio (the "Ratio") of one and seven-tenths Flight Hours to one Cycle 1.7:1. During any calendar year during the Lease Term, the total Engine Flight Hours for the Engine recorded in respect of the previous twelve months shall be compared with the Cycles flown for the Engine and the Ratio computed. The rate payable by way of maintenance reserve in respect of each complete Flight Hour (pro rata for part thereof) for the Engine applicable with respect to the Shop Visit Portion of the Engine Reserves due from Lessee after such annual Ratio computation and prior to the next annual Ratio computation shall be as provided in Exhibit E hereof for such Ratio. Any excess Engine Reserves remaining at the expiration of the Lease Term or earlier termination of this Lease shall be retained by Lessor.

            (ii) Lessee shall be entitled to reimbursement from the Shop Visit Portion of the Engine Reserves for Lessee's actual costs (without mark-up) incurred with respect to restoration shop visits of the Engine, excluding any costs associated with replacement of life limited parts and the cost of any repairs or maintenance required due to accidents, abuse, misuse, mishandling, faulty maintenance, foreign object damage, elective part replacement or any insured event. Such reimbursement shall be made within ten (10) Business Days after presentation to Lessor of appropriate written evidence of such expenses (which shall include a copy of an invoice from an FAA-approved maintenance facility indicating that the maintenance has been completed and identifying those engine maintenance tasks accomplished and the labor and material breakdown thereof, and a receipt from the maintenance facility for payment of the invoice, or at least such amount thereof as shall exceed the portion of the Engine Reserves available to Lessee hereunder); provided, that (A) the amount reimbursed to Lessee shall not exceed the amount of the Engine Reserves paid by Lessee (and not previously disbursed) allocable to the Shop Visit Portion of the Engine Reserves, and (B) in no event shall Lessee be entitled to reimbursement for any expenses related to removal or installation of the Engine for maintenance or any other shipping or transportation expenses. To the extent that any amount reimbursable hereunder has not been paid by Lessee, such amount shall be paid directly to the maintenance facility which performed the services for which reimbursement is sought.

            (iii) Lessee shall be entitled to reimbursement from the LLP Portion of the Engine Reserves (i) for the full replacement cost of life limited parts having a remaining life of up to and including one thousand two hundred fifty (1250) Cycles. Upon reimbursement of such replacement costs, Lessee shall deliver the removed life limited parts to Lessor at the overhaul facility and cause title thereto to vest in Lessor free and clear of all Liens other than Lessor Liens, and (ii) of such portion of the replacement cost of life limited parts having a remaining life in excess of one thousand two hundred fifty (1250) Cycles as corresponds to the utilized (non-remaining) portion of the life of such life limited parts as compared to the total life thereof when new, as expressed in Cycles. With respect to such life limited parts having a remaining life in excess of one thousand two hundred fifty (1250) Cycles, title to such life limited parts shall be deemed to vest in Lessee upon installation of replacement parts on an Engine. Such reimbursement shall be made within ten (10) Business Days after presentation to Lessor of appropriate written evidence of such costs (which shall include a copy of an invoice from an FAA-approved supplier of such life limited parts, identifying those purchased and receipt of payment therefor or at least payment for such portion as shall exceed the LLP Portion of the Engine Reserves available to Lessee hereunder and of the Approved Repair Facility indicating that such life limited parts have been installed on an Engine; provided, that
      (A) the amount reimbursed to Lessee shall not exceed the amount of the Maintenance Reserves paid by Lessee (and not previously disbursed) allocable to the LLP Portion of the Engine Reserves and (B) in no event shall Lessee be entitled to reimbursement for any expenses related to removal, shipping or transportation expenses. To the extent that any amount reimbursable hereunder has not been paid by Lessee, such amount shall be paid directly to the supplier of the life limited part(s) for which reimbursement is sought.

       (c) REPLACEMENT OF PARTS. Lessee, at its own cost and expense, will promptly replace all Parts that may from time to time be incorporated or installed in or attached to the Engine and that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, Lessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Lessee will, at its own cost and expense, replace such Parts as promptly as possible. All replacement Parts shall be free and clear of all Liens (except Permitted Liens and pooling arrangements permitted by Section 6(d)) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced (assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof). All Parts at any time removed from the Engine shall remain subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to the Engine and that meet the requirements for replaced Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Engine as above provided, without further act, (i) title to the replaced Part shall there upon vest in Lessee, free and clear of Lessor's Liens and all rights of Lessor and shall no longer be deemed a Part hereunder provided, however, that in the case of any Part that is replaced by a replacement Part subject to a pooling arrangement, title to such replaced Part shall not vest in Lessee until Lessee has complied with Section 6(d), (ii) title to such replacement Part shall vest in Lessor and such replacement Part shall thereupon become subject to this Lease (subject only to a pooling arrangement to the extent permitted by Section 6(d)) and (iii) such replacement Part shall be deemed part of the Engine for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Engine.

      Notwithstanding the provisions of this Section 6(c), provided that no Event of Default has occurred and is continuing, Lessee may install any part on the Engine by way of temporary replacement if: (i) there is not available to Lessee at the time and in the place that a part is required to be installed on the Engine, a Replacement Part complying with the requirements of Section 6(c);
(ii) it would result in an unreasonable disruption of the operation of the Engine and/or the business of Lessee to ground the Engine until a Part complying with Section 6(c) becomes available for installation on the Engine; and (iii) as soon as practicable after installation of the same on the Engine but, in any event, no later than the date of the next restoration shop visit (except as such time may be extended pursuant to Section 8(a)), Lessee removes any such part and replaces it with a part complying with Section 6(c).

     (d)  POOLING OF PARTS.  Any part  removed  from the Engine as  provided  in
Section 6(c) may be subjected by Lessee to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Lessee's business with financially and operationally responsible air carriers; provided, that the Part replacing such removed Part shall be incorporated or installed in or attached to the Engine in accordance with Section 6(c) as promptly as possible after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to the Engine in accordance with Section 6(c) may be owned by a financially and operationally responsible air carrier subject to such a normal pooling arrangement; provided that Lessee, at its expense as promptly thereafter as possible, either (i) causes such replacement Part to become subject to this Lease in accordance with
Section 6(c) by Lessee acquiring title thereto for the benefit of Lessor free and clear of all Liens other than Permitted Liens or (ii) replaces such replacement Part by incorporating or installing in or attaching to the Engine a further replacement Part owned by Lessee free and clear of all Liens other than Permitted Liens and by causing such further replacement Part to become subject hereto in accordance with Section 6(c).

     (e) ALTERATIONS, MODIFICATIONS AND ADDITIONS. EXCEPT FOR SUCH ALTERATIONS AND MODIFICATIONS TO THE ENGINE AS MAY BE REQUIRED FROM TIME TO TIME TO MEET THE STANDARDS OF THE FAA OR OTHER GOVERNMENTAL ENTITY HAVING JURISDICTION AND AS REQUIRED TO CONFORM TO MANUFACTURERS' MANDATORY SERVICE BULLETINS, LESSEE SHALL MAKE NO ALTERATIONS, MODIFICATIONS OR ADDITIONS TO THE ENGINE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. Lessee, at its own expense, will make such alterations and modifications to the Engine as may be required from time to time to meet the standards of the FAA or other Governmental Entity having jurisdiction and as required to conform to Manufacturers' mandatory service bulletins, and shall notify Lessor of the nature and schedule for making such changes and, upon submission of the Monthly Report for the month during which completion of the same shall have occurred, of completion thereof. Unless expressly required by the FAA or Manufacturer's mandatory service bulletins, no alteration, modification or addition shall diminish the value or utility of the Engine, or impair the condition or airworthiness thereof, below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification or addition (assuming the Engine was then of the value or utility and in the condition and airworthiness required to be maintained by the terms of this Lease). All parts incorporated or installed in or attached or added to the Engine as the result of such alteration, modification or addition shall, without further act, become subject to this Lease. Notwithstanding the foregoing sentence of this Section 6(e), so long as no Default or Event of Default shall have occurred and be continuing, Lessee may remove any Part; provided that (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Engine at the time of delivery thereof hereunder or any Part in replacement of, or substitution for any such Part, (ii) such Part is not required to be incorporated or installed in or attached or added to the Engine pursuant to the terms of this Section 6(e) and (iii) such Part can be removed from the Engine without diminishing or impairing the value, utility, condition or airworthiness required to be maintained by the terms of this Lease that the Engine would have had at such time had such removal not occurred. Upon the removal by Lessee of any Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed part of the Engine from which it was removed. Any Part removed by Lessee in any manner other than as above provided prior to the return of the Engine to Lessor hereunder shall remain the property of Lessor.


      Section 7.  TITLE AND REGISTRATION; LIENS; POSSESSION.

      (a) TITLE. Lessee acknowledges and agrees that as between Lessor and Lessee title to the Engine shall at all times be and remain solely and exclusively vested in Lessor, and Lessee shall have no right, title or interest in the Engine except the right to use the Engine as provided herein. Lessee shall from time to time do or cause to be done all acts and things then required by law or by practice, custom or understanding or as Lessor may reasonably request to protect, preserve and perfect Lessor's rights, title and interest in the Engine and this Agreement in such other jurisdictions where Lessee may operate the Engine or to the laws of which Lessee or the Engine is or may become subject.

      (b) LIENS. Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Engine, title thereto or any Part or interest therein or in this Lease except (i) the respective rights of Lessor and Lessee as herein provided, (ii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Section 6(d),
(iii) Lessor Liens, (iv) Liens for Taxes either not yet due or being contested in good faith (and, in respect of such contest, for the payment of which adequate reserves have been provided) by appropriate proceedings diligently pursued so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the Engine or any Part or interest therein and (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith (and, in respect of such contest, for the payment of which adequate reserves or other adequate provisions for payment by way of security or otherwise have been provided) by appropriate proceedings diligently pursued so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the Engine or any Part or interest therein (each of the Liens referred to in clauses
(i) to (v) being herein referred to as "Permitted Liens"). Lessee will, at its own expense, take such action as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time. Lessee hereby further agrees that no mechanics' or similar Lien for any labor, services or materials supplied directly by Lessee shall attach to or otherwise affect the Engine or any Part and Lessee hereby irrevocably waives disclaims and releases any such Lien.

      (c) OPERATION. Lessee shall not operate or locate the Engine, or suffer the Engine to be operated or located, (i) in violation of any applicable law,
(ii) in any area excluded from coverage by any insurance required by the terms of Section 9, except in the case of a requisition by a Government Entity of the United States where Lessee obtains indemnity in lieu of such insurance from such Government Entity against the risks and in the amounts required by Section 9 covering such areas or (iii) in any recognized or threatened area of hostility without Lessor's written consent and unless fully covered to Lessor's satisfaction by war risk, confiscation and hijacking insurance, or unless the Engine is operated or used under contract with a Government Entity of the United States under which contract such Government Entity assumes direct liability to Lessor for any damage, loss, destruction or failure to return possession of the Engine at the end of the term of such contract and for injury to Persons or damage to property of others. Except as otherwise provided herein, Lessee shall not install or permit the Engine to be installed on any airframe not owned or leased by Lessee or on any airframe owned or leased by Lessee unless and for so long as no Lien will attach to the Engine by virtue or otherwise as a result of such installation, without Lessor's prior written consent. Provided no Default or Event of Default shall occur and be continuing, Lessor shall not take or cause or permit to be taken any action inconsistent with Lessee's right of quiet enjoyment of, or otherwise in any way interfere with or interrupt the continuing use, operation and possession of the Engine by Lessee.

       (d) POSSESSION. Except as otherwise provided in this Section 7(d), Lessee shall have no right to sublease the Engine to any Person without having obtained the prior written consent of Lessor, which shall not be unreasonably withheld. In addition, Lessee will not in any manner without Lessor's prior written consent deliver, transfer or relinquish possession of the Engine; provided, that, so long as no Default or Event of Default is continuing, and so long as the action to be taken shall not deprive Lessor of its interest in the Engine, Lessee may, from time to time, take any of the following actions:

            (i) deliver possession of the Engine to the Manufacturer or to any organization for testing, service, repair, maintenance or overhaul work or for alterations or modifications in or additions to the Engine to the extent required or permitted by the terms of Section 6(e).

            (ii) install the Engine on any airframe owned or leased by Lessee; provided that, no Lien shall attach to any such Engine by virtue of or in connection with such installation, and the owner, lessor, or any party having a security interest in any such airframe grants reciprocal rights to Lessor; and further provided that, Lessee shall maintain any and all insurance required to be maintained upon or in respect of the Engine hereunder at all times during the Lease Term and until redelivery of the same in the condition required in Section 10 hereof.

            (iii) transfer possession of the Engine to any Government Entity of the United States pursuant to a sublease, a copy of which shall be promptly furnished to Lessor, provided that such sublease shall (A) not extend beyond the end of the Lease Term and (B) Lessee shall have delivered to Lessor signed copies of a notice of assignment of such sublease in favor of Lessor under the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727, 41 U.S.C. Section 15) or any superseding or successor provisions thereto, and in compliance with the applicable provisions of 32 C.F.R. Section 7-103 and 41 C.F.R. Section 1-30.7, or superseding or successor laws and regulations, and Lessor may at any time when a Default or Event of Default shall have occurred and then be continuing, file such sublease and an original and three copies of such notice of assignment with the proper contracting and disbursing officers and otherwise comply with all applicable provisions of 32 C.F.R. Section 7-103.8 or any superseding or successor provisions thereto; or

            (iv) with Lessor's prior written consent, which consent shall not be unreasonably withheld, Sublease the Engine, for a term (including all extensions and renewals) which shall not extend beyond the end of the Lease Term, to any United States air carrier certificated under Section 41101 of the Federal Aviation or any foreign air carrier certificated under Section 41302 of the Federal Aviation Act. If Lessee is unable to obtain possession of the Aircraft within thirty (30) days after such sublease shall have been declared to be in default, free and clear of all Liens other than Lessor Liens, or the Engine shall be deemed to have been subject to an Event of Loss, the same shall be deemed to constitute an Event of Loss hereunder.

            Lessee shall give at least ten (10) days' prior written notice to the Lessor of any proposed sublease under clause (iv) of this Section 7(d) and shall provide Lessor with a copy of the proposed Sublease Agreement and other proposed documents to be executed in connection with such sublease. Such notice shall specify the sublessee, term of such sublease and the domicile of the sublessee. Such notice shall also confirm that the proposed sublease (a) requires the return of the Engine to Lessee in the United States promptly (but in no case more than five (5) days after the expiration of the term of the sublease and in no event later than the expiration of the Lease Term, (B) in the case of a proposed sublease to an air carrier other than a U.S. certificated air carrier, contains an express waiver by such sublease of the defense of sovereign immunity (x) in any suit, act in or proceeding arising out of or relating to such sublease and (y) of such sublessee's property from execution or attachment, and (C) provides that is shall terminate immediately if insurance shall not be maintained at all times in accordance with this Lease.

      Any sublease  permitted  under this  Section 7(d) shall (a) include  terms
substantially   similar  to  those  contained  in  Section  12  and  appropriate provisions:

                  (1) requiring maintenance, insurance and operation of the Engine to be in accordance with the relevant provisions of this Sublease,

                  (2) requiring the sublessee to keep the Engine free and clear of Liens other than Permitted Liens, and

                  (3)  prohibiting   further   transfer  of  the  Engine  to  or
            possession thereof by any third Person (except for temporary possession thereof to an authorized maintenance performer for purposes of performing maintenance, testing or repairs);

(b) expressly prohibit any further sublease of the Engine by such sublessee; and
(c) be made expressly subject and subordinate to all the terms of this Lease including, without limitation, the covenants contained in this Section 7 and Lessor's rights to repossession pursuant to Section 14 and to avoid such sublease upon a default thereunder or an Event of Default hereunder.

      In connection with any sublease to an air carrier other than a U.S. certificated air carrier pursuant to clause (iv) of this Section 7(d), Lessee shall obtain, as a condition to the delivery to the proposed sublessee of the Engine, an opinion from reputable counsel in the country of such sublessee's domicile (or, if Lessee determined during the term of the sublease that the Engine will be based or primarily used in a country other than the country of such sublessee's domicile, an additional opinion or opinions of reputable counsel in such other country) to the effect that Lessor's interest in the Engine will be recognized, the proposed sublease is valid, binding and (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' or lessors' rights generally) enforceable against such sublessee, under the laws of such country or countries (notwithstanding any claim or defense by sublessee or any other Person of sovereign immunity), copies of such opinion or opinions (x) to be forwarded promptly to Lessor, (y) may, if different opinions are required hereunder, be made by a single counsel qualified to render opinions in each such country and
(z) to be in form and substance reasonably satisfactory to Lessee and Lessor.

      No transfer or relinquishment of possession of the Engine permitted under this Section 7(d) shall in any way discharge or diminish any of Lessee's obligations hereunder, or constitute a waiver of any of Lessor's rights and remedies hereunder. Notwithstanding any transfer or relinquishment of possession permitted under this Section 7(d), Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Lease to the same extent as if any such transfer or relinquishment of possession had not occurred.

      (e) IDENTIFICATION PLATE. Lessee shall maintain on the Engine the identification plate installed thereon by Lessor. Lessee shall promptly replace any such nameplate that becomes illegible, lost, damaged or destroyed for any reason.

       (f) REPORTING  REQUIREMENTS.  Commencing with a report furnished  fifteen
(15) days after the end of the calendar month of the Commencement Date, Lessee will furnish to Lessor a Monthly Report in the form attached hereto as Exhibit D.

      (g) INSPECTIONS. During the Lease Term, Lessee shall furnish Lessor such information concerning the location, condition, use and operation of the Engine as Lessor may reasonably request. Lessee shall give Lessor reasonable prior notice of the anticipated date of any shop visits, in order to enable Lessor to inspect the Engine (should it choose to do so) at the time and place such shop visits occur. Lessor shall be entitled to have its technical representatives present during any shop visits. On reasonable notice, Lessor and/or its authorized agents or representatives shall have the right to inspect the Engine and Engine documentation (whether in connection with shop visits or otherwise) and/or make copies of the Engine documentation; provided, that such inspections do not unreasonably disrupt Lessee's use and operation of the Engine. Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of making or not making any such inspection or by reason of any reports it receives or any reviews it may make of the Engine records.


      Section 8.  LOSS, DESTRUCTION, REQUISITION, ETC.

      (a) EVENT OF LOSS. Except as otherwise set forth herein, during the Lease Term, Lessee shall bear the entire risk of loss of or damage to the Engine. Upon the occurrence of an Event of Loss with respect to the Engine, Lessee shall give Lessor prompt written notice thereof and shall, as soon as practical but in any event within one hundred twenty (120) days after the occurrence of such Event of Loss, at Lessee's option either (A) convey or cause to be conveyed to Lessor, as replacement for the Engine, title to a Replacement Engine free and clear of all Liens, other than Permitted Liens, and having a value, utility, mod status at least equal to, and of the same or improved model, service bulletin status, and maintenance status (i.e. total time, hours/cycles remaining until next inspection, overhaul or scheduled removal) and in at least as good operating condition as the Engine, assuming the Engine was of the value, utility and remaining life and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss. Prior to or at the time of any such conveyance, Lessee, at its own expense, will promptly (i) furnish Lessor with a bill of sale, in form and substance satisfactory to Lessor, with respect to such Replacement Engine; (ii) cause a supplement hereto, in form and substance reasonably satisfactory to Lessor, subjecting such Replacement Engine to this Lease, to be duly executed by Lessee, and recorded pursuant to the Federal Aviation Act; (iii) furnish Lessor, with such evidence of title to such Replacement Engine and of compliance with the insurance provisions of Section 9 with respect to such Replacement Engine as Lessor may reasonably request; (iv) furnish Lessor with an opinion of Lessee's counsel to the effect that title to such Replacement Engine has been duly conveyed to Lessor free and clear of all Liens, encumbrances and rights of others (except Permitted Liens) and is duly leased hereunder; (v) furnish Lessor with a certificate signed by a duly authorized financial officer or executive of Lessee certifying that Lessee's representations and warranties set forth in Section 11 are true and accurate on and as of said date as though made on and as of said date and that upon consummation of such replacement, no Default or Event of Default will exist hereunder; (vi) furnish Lessor with such documents and evidence with respect to Lessee as Lessor may reasonably request in order to establish the consummation of the transactions contemplated by this Section 8(a), the taking of all corporate proceedings in connection therewith and compliance with the conditions set forth in this Section 8(a), in each case in form and substance satisfactory to Lessor; (vii) furnish Lessor with a certificate of a duly authorized officer of Lessee to the effect that no Event of Default has occurred and is continuing; and (viii) furnish Lessor with Uniform Commercial Code financing statements covering such Replacement Engine, or (B) pay to Lessor in immediately available funds the Engine Loss Value, whereupon this Lease shall terminate, Lessee shall be relieved of all further obligations hereunder except such as are expressly stated to survive the termination of this Lease and Lessor shall return the Security Deposit to Lessee as provided in Section 3. Upon full compliance by Lessee with the terms of this subparagraph (a), the Engine shall no longer be subject to the terms of this Lease and Lessor will cause Lessor to transfer to Lessee title to the Engine, without recourse or warranty (except that the Engine is free and clear of Lessor Liens).

      (b) APPLICATION OF PAYMENTS FROM GOVERNMENTAL AUTHORITIES. Any payments (other than insurance proceeds the application of which is provided for in
Section 9) received at any time by Lessor or Lessee from any Government Entity or other Person with respect to an Event of Loss resulting from the condemnation, confiscation, theft or seizure of, or requisition of title to or use of, the Engine, other than a requisition for use by a Government Entity of the United States not constituting an Event of Loss, will be applied as follows: such payments shall be held by the Lessor until (A) replacement of the Engine by Lessee by a Replacement Engine at which time said payments shall be paid to Lessee; (B) if Lessee shall have elected not to provide a Replacement Engine as provided in Section 8(a) said payments shall be applied in reduction of Lessee's obligation to pay the Engine Loss Value, if not already paid by Lessee; or if already paid by Lessee, shall be paid to Lessee and applied to reimburse Lessee for its payment of such Engine Loss Value; and, (C) the balance, if any, of such payment remaining thereafter to Lessee.

      (c) REQUISITION FOR USE OF THE ENGINE. In the event of the requisition of the Engine for use by a Government Entity of the United States during the Term under circumstances not constituting an Event of Loss, Lessee shall notify Lessor of such requisition and all of Lessee's obligations including the obligation to pay Rent, shall continue to the same extent as if such requisition had not occurred. Provided that no Event of Default has occurred and is continuing, all payments received by Lessor or Lessee from such Government Entity for the use of the Engine shall be paid over to, or retained by, Lessee. All amounts received by Lessor during the continuance of an Event of Default shall be held by Lessor as security for and may be applied to the obligations of Lessee under this Lease and, at such time as there shall not be continuing an Event of Default, such amounts not previously applied shall be paid to Lessee.

      (d) QUIET ENJOYMENT.  Notwithstanding the provisions of this Section 8, if
(i) Lessee has been deprived of both use and possession of the Engine thereof solely as a result of the breach by Lessor of its covenant of quiet enjoyment set forth herein and (ii) Lessee shall have provided Lessor written notice to the effect that Lessee has been deprived of such use and possession and that Lessee intends to cancel its insurance with respect to the Engine on a date specified in such notice (which date shall not be earlier than thirty (30) days after the date of Lessor's receipt of such notice), then, from and after the date so specified, but only during the period that Lessee shall continue to be deprived of both use and possession of the Engine (the "Suspension Period"), (A) Lessor shall bear the entire risk of loss or damage thereof (other than loss or damage caused by an act or omission of Lessee during the Suspension Period), and
(B) Lessee shall be relieved of its obligation to maintain insurance, as set forth in Section 9 hereof, with respect thereto. In the event of an Event of Loss of the Engine during any such period, the Lease shall terminate and, upon such termination (i) the Engine shall be deemed to have been redelivered to Lessor in the condition required as of the date on which such deprivation of use or possession first occurred, (ii) Lessee shall be relieved of all further obligations hereunder except such as are expressly stated to survive the termination of this Lease and (iii) Lessor shall return the Security Deposit to Lessee as provided in Section 3.


     Section 9. INSURANCE. Except as otherwise set forth in Section 8(d) hereof in respect of any Suspension Period, Lessee, at its sole cost and expense, shall maintain or cause to be maintained throughout the Lease Term and until the return of the Engine to Lessor in such condition as is required under Section 10 hereof with insurers of recognized responsibility and good repute and under policies reasonably satisfactory to Lessor all such insurance as is required to be procured and maintained pursuant to this Section 9. Such insurance shall include:

      (a) LIABILITY. Lessee, at its sole cost and expense, shall maintain or cause to be maintained throughout the Term and until the return of the Engine to Lessor in such condition as is required under Section 10 hereof, public liability (including, without limitation, aircraft third-party, baggage, cargo, contractual and passenger legal liability including war risks), property damage liability insurance with respect to any aircraft on which the Engine is installed and general airline third party legal liability (including products liability insurance) with insurers of recognized responsibility and good repute specializing in aviation insurance in the leading international markets, in form and in amounts satisfactory to Lessor at least equal to the greater of (a) [ ]* Dollars (US$[ ]*) per occurrence subject to no deductible except deductibles as to baggage and cargo that are standard in the airline industry in respect of carriers operating in the countries in which Lessee operates and (b) the amount of such insurance carried by Lessee applicable to other aircraft of similar type in Lessee's fleet.

      (b) PROPERTY DAMAGE INSURANCE. Lessee, at its own expense, shall maintain or cause to be maintained throughout the Lease Term all-risk (including, without limitation, fire, transit and extended coverage) insurance and war-risk insurance (to the extent available), with respect to the Engine, whether or not installed on an airframe in an amount not less than the Engine Loss Value; and such other insurance with respect to the Engine as is carried by Lessee in respect of other engines of similar make and model in its fleet.

      Notwithstanding anything in the foregoing or in the Lease to the contrary, no property damage policies shall have a deductible in excess of $[ ]*.

       (c)  TERMS OF INSURANCE

            (i) Any policies carried in accordance with Section 9(a) hereof covering the Engine and any policies taken out in substitution or replacement for any such policies shall:

                  (A) insure the interests of each Indemnitee  (the  "Additional
            Insureds") and provide that none of the Additional Insureds bear liability for the payment of premiums;

                  (B) provide that if there is any material  adverse  alteration or cancellation (whether by Lessee or any other Person and for whatever reason) of the insurance, such alteration or cancellation shall not be effective as to any Additional Insured for thirty (30) days (with respect to war risk insurance seven (7) days or the maximum short or longer period available in the market) after notice is given by the underwriters of the insurance;

                  (C) provide that in respect of the interest of Lessor and each other Additional Insured in such policies, such insurance shall not be invalidated by any action or inaction of Lessee or any other Person and shall insure Lessor's and the Additional Insureds' interests, regardless of any breach or violation by Lessee or any other Person of any warranties, declarations or conditions contained in such policies;

                  (D) contain a waiver by the insurers of (x) all rights of subrogation against any Additional Insured and (y) any rights of set-off, counterclaim or any other deduction, whether by attachment or otherwise, which they may have against any Additional Insured;

                  (E) shall be primary and without  right of  contribution  from any of the Additional Insureds; and

            (ii) Any policies carried in accordance with Section 9(b) covering the Engine and any policies taken out in substitution or replacement for any such policies shall:

                  (A) insure the interests of, and name as additional  insureds, each Additional Insured and provide that the Additional Insureds shall bear no liability for the payment of premiums;

                  (B) be made payable in the United  States to the extent of the
            Engine Loss Value to KGAL as sole "loss payee" (except that proceeds with respect to loss or damage of less than $[ ]* shall be payable to Lessee subject to the last sentence of Section 9(d));

                  (C) provide that if there is any material  adverse  alteration or cancellation (whether by Lessee or any other Person and for whatever reason) of the insurance, such alteration or cancellation shall not be effective as to the Additional Insureds for thirty (30) days (with respect to war risk insurance seven (7) days or the maximum shorter or longer period customarily available in the market) after notice is given by the underwriters of the insurance;

                  (D) provide that in respect of the interest of Lessor and each other Additional Insured in such policies, such insurance shall not be invalidated by any action or inaction of Lessee or any other Person and shall insure Lessor's and the Additional Insureds' interests, regardless of any breach or violation by Lessee or any other Person of any warranties, declarations or conditions contained in such policies; and

            (iii) All amounts payable under policies carried in accordance with this Section 9 shall be paid in immediately available Dollars in the United States. In the case of a lease or contract with the United States or any Government Entity thereof in respect of the Engine, a valid agreement duly assigned to Lessor to indemnify Lessee against the same risks that Lessee is required under Section 9 to insure against by the United States or such Government Entity in an amount at least equal to the Engine Loss Value shall be considered adequate insurance with respect to the Engine to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

            (iv) All  insurance  maintained  pursuant to this Section 9 shall be
      (A) maintained with recognized aircraft and aviation insurance companies in the United States or international markets that normally participate in aviation insurance or (B) supported by 99% reinsurance issued by recognized aircraft and aviation insurance companies in the international markets that normally participate in aviation insurance. Any such reinsurance shall be with insurers, in form and in amounts reasonably satisfactory to Lessor and shall be subject to "cut through" endorsements or other endorsements or agreements satisfactory in form and substance to Lessor which shall provide that all payments under such reinsurance in respect of losses shall be paid (x) in the case of insurance maintained pursuant to Section 9(a) hereof, to the applicable Additional Insured or
      (y) in the case of insurance maintained pursuant to Section 9(b) hereof, to KGAL as sole "loss payee" (except as provided in Section 9(c)(ii)(B)) and not to any such primary insurance company.

      (d) APPLICATION OF INSURANCE. All insurance or indemnity payments received as the result of an Event of Loss with respect to the Engine will be applied as follows: such payments shall be held by the insurer until (A) replacement of the Engine by Lessee by a Replacement Engine at which time said payments shall be paid to Lessee; (B) if Lessee shall have elected not to provide a Replacement Engine as provided in Section 8(a) said payments shall be paid to Lessor to be applied in reduction of Lessee's obligation to pay the Engine Loss Value, if not already paid by Lessee, or if already paid by Lessee, shall be paid to Lessee and applied to reimburse Lessee for its payment of such Engine Loss Value; and
(C) the balance of such payment, if any, to Lessee. The insurance payments with respect to any property damage or loss not constituting an Event of Loss with respect to the Engine will be paid to Lessor and applied by Lessor in payment (or to reimburse Lessee) for repairs to or replacement of property in accordance with the terms of Section 6(c) against evidence satisfactory to Lessor that such repairs and replacement have been made, or to Lessee if such repairs or replacement have already been paid for by Lessee, to reimburse Lessee therefor, and any balance remaining after compliance with such Section with respect to such loss shall be paid to Lessee.

Any amount referred to in this Section 9(d) that is payable to Lessee shall not be paid to Lessee if at the time of such payment an Event of Default or Default shall have occurred and be continuing, but shall be held by Lessor as security for and may be applied to the obligations of Lessee under this Lease and, at such time as there shall not be continuing any such Default or Event of Default, such amount not previously so applied shall be paid to Lessee.

    (e) REPORTS. On or before the Commencement Date, Lessee will arrange for appropriate certification of the insurance required hereunder to be made by Lessee's independent aviation insurance broker and furnish or cause to be furnished to Lessor a report signed by such firm stating the opinion of such firm that the insurance then carried and maintained on the Engine complies with the terms hereof. Lessee will cause such firm to advise Lessor and each other Additional Insured in writing promptly of any default in the payment of any premium, of any other act or omission on the part of Lessee of which such firm has knowledge that might invalidate or render unenforceable, in whole or in part, any insurance on the Engine and of each claim made by Lessee in respect of the Engine. Prior to the expiration or on or prior to the termination date of any insurance required hereunder, Lessee will provide Lessor with telex or fax confirmation from Lessee's independent aviation insurance broker that renewed certificates of insurance evidencing the renewal or replacement of such insurance and complying with the provisions of this Lease will be issued on the termination date of the prior certificate. Within seven (7) days after such renewal, Lessee will furnish brokers' certificates of insurance to Lessor.

       (f) FAILURE TO INSURE. In the event that Lessee shall fail to maintain or cause to be maintained insurance as herein provided, Lessor may, at its option, but without liability to Lessee for failure to do so, provide such insurance and, in such event, Lessee shall, upon written demand, reimburse Lessor for the cost thereof as Supplemental Rent. At any time while such failure is continuing, Lessor may require the Engine to remain at any airport until such failure is remedied to Lessor's satisfaction.

      (g) ADDITIONAL INSURANCE. Nothing contained in this Lease shall prevent Lessor or Lessee, each at its own expense and for its exclusive benefit, from carrying insurance covering the Engine in addition to the insurance required under this Section 9 (any such additional insurance, "Additional Insurance"); provided that such Additional Insurance shall be excess and noncontributory and shall not adversely affect coverages under such insurance policies as are required hereunder. The insurance payments for any property damage loss covered by Additional Insurance shall be paid directly to the party carrying such Additional Insurance.

      (h) NOTICE OF CLAIMS. Lessee shall give Lessor notice in writing of any claim or request for payment of an amount in excess of $[ ]* under any physical damage insurance policy required to be maintained hereunder promptly (but in any event within five (5) days) of the filing of such claim or request for payment.


      Section 10. RETURN OF ENGINE. The provisions of this Section 10 shall apply to any return of the Engine to Lessor upon termination of this Lease (including, without limitation, such return resulting from an Event of Default); provided, that if this Lease is terminated pursuant to Section 14 and the Engine is repossessed by Lessor, any action that is required to be taken by Lessee pursuant to this Section 10 prior to the return of the Engine shall be taken immediately after the return of such Engine.

      (a) REDELIVERY UPON TERMINATION. On the date of termination of this Lease (except as otherwise provided pursuant to Section 8(d)) hereof, Lessee shall at its sole cost and expense, return the Engine to Lessor, at the Lessee's facilities in Colorado Springs, Colorado [or at those of its FAA approved maintenance provider performing the pre-redelivery "C" check] (provided that if this Lease shall be terminated as a result of a default by Lessee under the Lease the Engine shall be returned to a point in the United States reasonably requested by Lessor). At the time of return of the Engine to Lessor, Lessor and Lessee shall execute a Return Acceptance Receipt in the form of Exhibit C hereto.

      (b) CONDITION OF ENGINE. (i) The Engine at the time of return to Lessor shall have been maintained on an "on-condition" program.

            (ii) Each Engine shall have no more cycles or hours since the last shop visit for full performance restoration, as described in the CFM International, Inc. workscope definitions, than such Engine had when delivered.

            (iii) Lessee shall perform a full and complete video borescope on each Engine and its modules in accordance with the Engine manufacturer's maintenance manual, with Lessor or its representatives entitled to be present. Lessee will provide evidence to Lessor's satisfaction that such inspection does not reveal any condition which would cause the Engine or any module to be unserviceable, beyond serviceable limits, or serviceable with limitations under the Engine manufacturer's maintenance manual. Lessee will correct any discrepancies (which may be discovered during such inspection) in accordance with the guidelines set out by the Engine manufacturer.

            (iv) The Engine shall have an exhaust gas temperature margin remaining of 15 degrees or higher and shall, at a minimum, meet all the requirements of the maximum power assurance run criteria for CFM 56-3B2 engines.

       (c) CONDITION OF CONTROLLED COMPONENTS. Each life-limited part or component and hour and/or cycle controlled components of the Engine at the time of redelivery of the Engine to Lessor shall have remaining at least 3,000 hours and/or 3,000 cycles, whichever is more limiting, between scheduled removals for overhaul, testing, or disassembly. All components controlled on a calendar basis shall have remaining at least 12 months before scheduled removal for testing or overhaul. Such hour/cycle or calendar controlled components are defined as those components controlled under the Maintenance Program. However, if the component or part has a check interval limit that is less than the above stated hours, cycles or calendar time limit requirement, the check interval limit shall prevail.

      (d) ENGINE DOCUMENTATION. Lessee shall return to Lessor at the time the Engine is returned to Lessor, all of the Engine records documents, manuals and data provided to Lessee by Lessor prior to, on or after the Delivery Date, updated and maintained by Lessee through the date of return of the Engine. In addition, Lessee shall also provide Lessor at the time the Engine is returned to Lessor with all records, documents, manuals authorizations, drawings and data, in each case in the English language, that were developed or caused to be developed by Lessee and/or required by the appropriate governmental agency having jurisdiction updated and maintained by Lessee for the Engine through the date of return of the Engine. Any such Engine Documentation not already owned by Lessor, when delivered to Lessor pursuant to this Section 10(l), shall thereupon become the property of Lessor. In the event Lessor requires copies of any of such Engine Documentation prior to the return of the Engine to Lessor to enable Lessor to plan or accomplish modifications, recertification, sale, lease or other disposition of or utilization of the Engine upon such return, Lessee shall, immediately upon receipt of each such Lessor request, provide to Lessor a reasonable number of copies of such Engine Documentation requested by Lessor at Lessor's sole cost and expense.

      (e) SERVICE BULLETIN KITS. All vendor and manufacturer provided mandatory service bulletin kits ordered and received by Lessee for the Engine but not installed therein shall be returned with the Engine. Title to such kits shall pass to Lessor concurrently with the delivery of the Engine to Lessor.

       (f) NON-U.S. MANUFACTURED ITEMS. Lessee shall provide to Lessor at the time of the return of the Engine a complete list, describing by Part number and name, of all non-United States manufactured equipment, components and parts, if any, installed on the Engine by Lessee during the Lease Term. Such list shall include quantity, the acquisition price and the manufacturer's name and country in respect of each such item.

      (g) LESSEE'S CONTINUING OBLIGATIONS. In the event that Lessee does not return the Engine to Lessor upon termination of this Lease (including, without limitation, any termination resulting from an Event of Default by Lessee) and in the condition required herein for any reason, the obligations of Lessee under this Lease shall continue; provided, however, that such failure to return the Engine to Lessor in such condition shall not be the result of a breach by Lessor of its covenant of quiet enjoyment which has resulted in Lessee having been deprived of use and possession of the Engine immediately prior to such termination, in which case the Engine shall be returned in its then condition provided that, immediately prior to such breach by Lessor of its covenant of quiet enjoyment such Engine shall have been in such condition as to meet the requirements of Section 8 hereof but for such breach. Such continuation of Lessee's obligations shall not be considered a renewal of the terms of this Lease or of Lessee's rights to use the Engine, an extension of the Lease Term or a waiver of any Default or Event of Default or any right of Lessor hereunder. Until such time as the Engine is redelivered to Lessor as required herein, Lessee agrees, during the first thirty (30) days following the termination hereof, to pay Basic Rent with interest at the Post-Default Rate and thereafter to pay twice the amount of Basic Rent for each day from such thirtieth (30th) day after the termination hereof until redelivery of the Engine in the condition required hereunder (the monthly Basic Rent payable being prorated based on the actual number of days in the applicable month).


      Section 11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE. Lessee represents and warrants to, and covenants with Lessor as follows:

      (a) Lessee (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, (ii) has full corporate power and authority and legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under this Lease, (iii) is the holder of an air carrier certificate duly issued pursuant to the Federal Aviation Act and such certificate is in full force and effect, and (iv) holds all material licenses, certificates and permits from all Government Entities of the United States and other jurisdictions necessary for the conduct of its business as now conducted and for the operation of the Engine.

      (b) The execution, delivery and performance of this Lease has been duly authorized by all necessary corporate action of Lessee, and does not and will not (i) result in the violation of the provisions of the charter documents or bylaws of Lessee as in effect on the date hereof, (ii) require stockholder approval or approval or consent of any trustee or holders of any indebtedness of Lessee, except such approvals which have been obtained and are in full force and effect, (iii) contravene any law, rule or regulation or any order of any Government Entity binding on Lessee, and (iv) conflict with or result in a breach of any terms or provisions of or constitute a default under, or result in or require the creation or imposition of any Lien upon any material property or assets of Lessee under, any material indenture, mortgage or other agreement or instrument as in effect on the date hereof to which Lessee is a party or by which it or any of its property is bound, or any applicable law, rule or regulation, judgment, order or decree of any Government Entity or court having jurisdiction over Lessee or any of its properties.

      (c) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to, or the taking of any other action in respect of, any Government Entity is required for the valid authorization, execution, delivery and performance by Lessee of this Lease or the consummation of any of the transactions contemplated hereby.

      (d)  Except  for (i) the  filing and  recording  pursuant  to the  Federal
Aviation Act of this Lease, (ii) the filing of duly executed financing statements naming Lessee as debtor and Lessor as secured party (and continuation statements with respect to such financing statements) with the Secretary of State of the State of Colorado and (iii) the retention by Lessor of the original counterpart of the Lease to the extent, if any, that the Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary in order to establish and perfect Lessor's title to the Engine against Lessee and any third parties in any applicable jurisdictions in the United States.

      (e) This Lease constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) as a court having jurisdiction may impose.

      (f) There are no suits or proceedings pending or, to Lessee's knowledge, threatened in any court or before any Government Entity against or affecting Lessee that would, if adversely determined, (i) prevent or adversely affect Lessee's ability to perform its obligations under this Lease or (ii) materially adversely affect the financial condition or operations of Lessee and its consolidated subsidiaries, taken as a whole.

      (g) The chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of Lessee and the office where Lessee will keep its corporate records concerning the Engine is located in El Paso County, Colorado. Lessee will notify Lessor thirty (30) days in advance of moving either such office to another location.

      (h) There is no Tax, levy, impost, deduction, charge or withholding imposed by the State of Colorado or any Taxing Authority thereof or therein either (i) on or by virtue of the execution or delivery of this Lease or (ii) on any payment made or to be made by Lessee under this Lease.

      (i) The obligations of Lessee under this Lease rank at least pari passu in right of payment with all other unsecured obligations of Lessee, with the exception of such obligations as are mandatorily preferred by law.

      (j) Lessee will give notice to Lessor promptly upon obtaining actual knowledge of any Default or Event of Default; and

      (k) Lessee acknowledges that it is the intention of Lessor that Lessor shall be entitled to the benefits of Title 11 U.S.C. S-1110 and any similar or analogous provisions of any successor statute ("Section 1110") with respect to the Engine and this Lease, and Lessee shall not oppose any motion, petition or application filed by Lessor with any bankruptcy court having jurisdiction over Lessee whereby Lessor seeks recovery of possession of the Engine under Section 1110 unless Lessee shall have complied with the requirements of Section 1110 to be fulfilled in order to entitle Lessee to continue use and possession of the Engine hereunder.

      (l) Without having obtained the prior written consent of Lessor, Lessee will not consolidate with or merge into, or sell or lease in one transaction or a series of transactions all or substantially all of its assets to, another corporation or other entity unless such other corporation or entity is engaged in the airline business, the net worth of the corporation resulting from such merger or consolidation or corporation or other entity to which such sale or lease is made would be at least equal to the net worth of Lessee at the date hereof, such corporation or other entity assumes all of Lessee's obligations under this Lease in a manner and by documents and agreements satisfactory to Lessor in its sole discretion, such corporation or other entity immediately subsequent to such merger, consolidation, lease or sale is not in default hereunder and Lessor receives an opinion satisfactory to it, of counsel satisfactory to it, as to such assumption and documentation.

      (m) Lessee shall, within fifteen (15) days of the end of each and every calendar month during the Term, deliver to Lessor a monthly report, in such form and containing such information as set forth in Exhibit D hereof.

      (n) Lessee shall, at the end of each calendar quarter, have a long term debt to equity ratio of not more than 4:1 as determined in accordance with generally accepted accounting principles consistently applied. For purposes hereof, debt shall exclude all off balance sheet financing and operating leases.

      (o) Lessee shall, at the end of each calendar quarter, have a ratio of current assets to current liabilities of not less than 1:1 as determined in accordance with generally accepted accounting principles consistently applied.


      Section 12. INDEMNIFICATION.

       (a) GENERAL INDEMNITY AND EXPENSES. Lessee hereby assumes liability for, and hereby agrees to, indemnify, protect, save and keep harmless Lessor, KGAL and their respective affiliates, agents, officers, directors and employees (the "Indemnitees"), and any reference herein to the Indemnitee shall include its affiliates, agents, officers, directors, employees, successors and permitted assigns) from and against, and on written demand to pay, or to reimburse
Indemnitee for the payment of, as the case may be, any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims arising out of negligence or involving strict liability in tort), suits, actions, costs, expenses and disbursements, including without limitation legal fees and expenses, of whatsoever kind and nature imposed on, incurred by or asserted against Indemnitees relating to or arising out of (A) this Lease, any payments made pursuant hereto or the exercise of rights or remedies hereunder,
(B) the preparation, negotiation, execution and delivery of any amendments, modifications or waivers required by this Lease or requested by Lessee (or resulting from any requests of Lessee) hereunder, (C) the Engine and any Part thereof, whether or not arising out of the airworthiness, delivery, nondelivery, lease, presence, storage, modification, substitution, replacement, alteration, maintenance, inspection, failure to inspect, repair, release, possession, repossession after an Event of Default, use, operation, condition, condition upon return, return, exportation, importation, transfer or other application or disposition thereof (including, in each case and without limitation, latent or other defects, whether or not discoverable), any claim for patent, trademark or copyright infringement arising as a result of or in connection with Lessee's patents, trademarks, copyrights, servicemarks or logos or those of Lessee's advertisers, sponsors, and others whose designs and/or logos appear on the Engine or any airframe upon which the Engine is installed at any time, any claim based on strict or absolute liability, statutory liability or tort and any liability for any injury to or death of any person or loss of or damage to any property including, without limitation, any such arising out of any test flight, demonstration flight or ferry flight of any aircraft on which the Engine is installed or performed by Lessee or any entity to which Lessee may have further subleased the Engine pursuant to Section 7 hereof and (D) any breach of, noncompliance with or misrepresentation made or deemed made in, under or in connection with this Lease or any agreement to which Lessee is a party concerning the Engine or any warranty, certificate or agreement made or delivered in, under or in connection therewith made or deemed to have been made by Lessee or anyone claiming by, through or under Lessee; provided, that Lessee shall not be required to indemnify any Indemnitee hereunder (w) for any liability attributable to acts or events which occur prior to the Commencement Date or after the Lease Term or the return of the Engine to Lessor in the condition required hereunder whichever shall occur later, (x) for liability resulting solely and directly from acts of gross negligence or misconduct of the Indemnitee (other than gross negligence or willful misconduct attributed to the Indemnitee solely by reason of its interest in the Engine or any Part), (y) for any Taxes that Lessee has not agreed to indemnify against pursuant to the provisions of Section 12(b) or (z) for any liability imposed on the Indemnitee arising as a result of a disposition of all or any part of Indemnitee's interest in the Engine, other than by reason of the occurrence of a Default or an Event of Default and further provided that no indemnification hereunder shall be paid by Lessee to Indemnitee in respect of any claim arising during any period during which Lessee is deprived of use and possession of the Engine as a result of a breach by Lessor of its covenant of quiet enjoyment.

      If any Indemnitee shall have knowledge of any claim or liability required to be indemnified against under this Section 12(a), the Indemnitee shall give prompt written notice thereof to Lessee, but the failure of the Indemnitee so to notify Lessee shall not relieve Lessee from any liability that it would otherwise have to the Indemnitee hereunder except to the extent that Lessee's rights respecting any defense thereto are irrevocably and materially impaired directly and solely as a result of such failure.

      Lessee shall be obligated to the Indemnitee under this Section 12(a) irrespective of whether the Indemnitee shall also be indemnified with respect to the same matter under any other agreement, and the Indemnitee may proceed directly against Lessee under this Section 12(a) without first resorting to any such other rights of indemnification.

      Any payment or indemnity pursuant to this Section 12(a) shall include the amount, if any, necessary to hold the Indemnitee harmless on a net after-tax basis from all Taxes required to be paid by such recipient with respect to such payment or indemnity under laws, rules or regulations of any Government Entity or Taxing Authority. If the Indemnitee is entitled to a permanent tax benefit (whether by way of deduction, credit or otherwise) not taken into account pursuant to the preceding sentence as a result of the matter indemnified against under this Section 12(a), the Indemnitee shall promptly pay to Lessee, after such permanent tax benefit is realized but not before Lessee shall have made all payments theretofore due to the Indemnitee under this Lease and any other agreement in respect of the Engine an amount that, after subtraction of any further tax savings to which the Indemnitee is entitled as a result of the payment thereof, is equal to the amount of such permanent tax benefit; provided, however, that the Indemnitee shall not be obligated to make any payment to Lessee pursuant to this sentence so long as a Default or Event of Default shall have occurred and be continuing or any Rent or Supplemental Rent then due and owing shall not have been paid.

      Upon the indefeasible payment in full of any indemnities due and owing under this Section 12(a), Lessee shall be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been given.

      (b)   GENERAL TAX INDEMNITY

            (i) Lessee agrees that each payment of Rent or any amount payable hereunder shall be free of all withholdings of any nature whatsoever, and in the event that any withholding is required, Lessee shall pay an additional amount of Rent such that after the deduction of all amounts required to be withheld, the net amount of Rent that is actually received by Lessor, will equal the amount of Rent or any such amount payable hereunder or such other amount, as the case may be, that would be due absent such withholding,

            (ii) Lessee hereby agrees to indemnify and hold harmless from and against, and on written demand, to pay or reimburse each Indemnitee for the payment of, as the case may be, any and all Taxes imposed upon or asserted against the Indemnitee or the Engine, or any Part thereof or interest therein, or this Lease, or the rentals received under this Lease, by any federal, state or local government or other taxing authority in the United States, in any territory or possession thereof or by any foreign government or any political subdivision or taxing authority thereof or therein (the foregoing being referred to herein individually as a "Taxing Authority" and collectively as "Taxing Authorities") upon or with respect to (a) the acceptance, rejection, delivery, transport, insuring, registration, deregistration, reregistration, assembly, possession, repossession, operation, use, presence, condition, maintenance, repair, return, abandonment, preparation, installation, storage, redelivery, subleasing, modification, rebuilding, or importation of, or the imposition of any Lien (other than a Lessor Lien) (or the incurrence of any liability to refund or pay over any amount as a result of any Lien (other than a Lessor
Lien)) on the Engine or any Part thereof or interest therein, (b) payments of Basic Rent or Supplemental Rent, (c) the Engine, or any Part thereof or any interest therein or the applicability of this Lease to the Engine, or any Part thereof or any interest therein, (d) any or all of the documents and agreements relating to the Engine contemplated hereby and amendments or supplements hereto and thereto, or the execution, delivery, filing or recording thereof, or (e) otherwise with respect to or in connection with the transactions effected under this Lease and the documents and agreements contemplated hereby including the exercise of remedies hereunder.

            (iii) The provisions of Section 12(b)(i) and (ii) shall not apply to, and Lessee shall have no liability to Lessor or any other person thereunder with respect to Taxes to the extent excluded under any of the following provisions or any combination thereof:

                  (A)  Taxes  imposed  by  any  country,   taxing  authority  or
            governmental subdivision thereof or therein or any international authority except to the extent that such Taxes would not have been due (whether or not from the same person on whom they are actually imposed) but for the transactions contemplated by this Agreement, provided that the presence or activities of any person other than Lessor in any jurisdiction shall not be imputed for purposes of this subparagraph (A);

                  (B) Taxes (I) imposed as a result of a sale, assignment, transfer or other disposition (whether voluntary or involuntary) (a "Transfer") (x) by Lessor or any other person (other than Lessee or any affiliate or transferee of or successor to Lessee) of any legal or beneficial interest in the Engine or in or arising under this Agreement or (y) of any direct or indirect interest in Lessor or any such other person having any such legal or beneficial interest (any event described in (x) or (y) being a "Lessor Transfer") or (II) to the extent such Taxes exceed the amount of Taxes that would have been imposed and indemnified against by Lessee had there not been a Lessor Transfer, provided that the exclusion set forth in this subparagraph (B) shall not apply to a Transfer (other than a sale of the Engine or any interest therein) resulting from the exercise of any remedies provided for in this Agreement in connection with an Event of Default or an Event of Loss;

                  (C) Taxes incurred in respect of any period after the occurrence of any of the following events: (I) the sale or return of the Engine or any part thereof or interest therein to the extent the Taxes relate solely to such part or interest) in accordance with the terms of this Agreement; (II) the termination of this Agreement and the return of the Engine or (III) the sale or other transfer of the Engine and the return of the Engine (or any part thereof or interest therein to the extent the Taxes relate solely to such part or interest) following a Total Loss with respect to the Engine, provided that the exclusion set forth in this subparagraph (C) shall not apply to Taxes to the extent such Taxes relate to periods prior to, or events occurring or matters arising prior to or simultaneously with, such event;

                  (D) Taxes to the extent imposed as a result of (I) the willful misconduct or gross negligence of Lessor, (II) the breach by Lessor of any of its representations, warranties or covenants contained in this Agreement or (III) Lessor's Liens;

                  (E) Taxes either not yet due or being  contested in accordance with the provisions of Section 12(d);

                  (F) Taxes on, based on, measured by or with respect to the net or gross income, or net or gross receipts, including any capital gains Taxes, minimum Taxes, Taxes on or measured by any items of tax preference and withholding Taxes, including Taxes imposed under Subtitle A of the Internal Revenue Code of 1986, as amended (the "Code") or Section 3406 of the Code or any successor provisions required to be withheld from any payment under this Agreement), capital, net worth, franchise, or conduct of business of Lessor or any other person (other than Taxes in the nature of sales, use, rental, property, or value-added Taxes) imposed by any federal, state or local government or taxing authority in the United States;

                  (G) Taxes on, based on, measured by or with respect to the net or gross income or net or gross receipts (including any capital gains Taxes, minimum Taxes, Taxes on or measured by any items of tax preference and withholding Taxes), capital, net worth, franchise, or conduct of business of Lessor or any other person (other than Taxes in the nature of sales, use, rental, property, or value-added Taxes) imposed by any foreign government, foreign government subdivision or other foreign taxing authority or by any territory or possession of the United States, or by any international authority, provided that the exclusion set forth in this subparagraph (G) shall not exclude such Taxes if and to the extent that such Taxes (i) would not have been imposed but for the operation, presence or registration in such jurisdiction of the Engine or any part thereof, or (ii) would have been imposed solely as a result of (x) the presence in such jurisdiction of a permanent establishment or fixed place of business of Lessee, or any user or person in possession of the Engine or any part thereof, (y) the residence, nationality or place of management and control of Lessee or any user or person in possession of the Engine or any part thereof, (z) the payment from such jurisdiction by Lessee or any user or person in possession of the Engine or any part thereof of any amount due under the Lease, or (iii) any combination of clauses (i) and (ii);

                  (H) Taxes that would not have been imposed but for any failure of Lessor to (x) file proper and timely reports or returns or to pay any Taxes when due, or (y) comply with any certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is required to obtain or establish relief or exemption from or reduction in such Taxes and Lessor was eligible to comply with such requirement.

                  (I) Taxes imposed under Section 887 of the Code.

       (c)  CALCULATION OF TAX INDEMNITY PAYMENTS

            (i) Any payment that Lessee shall be required to make to or for the account of the Indemnitee with respect to any Tax that is subject to indemnification under Section 12(b) shall include the amount necessary to hold the Indemnitee harmless on a net after-tax basis from the net amount of all Taxes required to be paid by the Indemnitee as the result of such payment pursuant to the laws of any Taxing Authority.

            (ii) If Lessor shall realize a Tax benefit as a result of or with respect to any Taxes paid or indemnified against by Lessee under this Section 12 (whether by way of deduction, credit or otherwise), Lessor shall pay to Lessee, promptly after realization of such Tax benefit, an amount that, prior to the application of any withholding tax to that payment but after subtraction of any further Tax savings Lessor realizes as a benefit, provided that if any such Tax benefit is subsequently disallowed, lost or reduced, Lessee shall, upon written notice from Lessor, promptly repay the amounts paid to the Lessee with respect to such Tax benefit, provided further that Lessor shall not be obligated under this Section 12(c)(ii) to pay Lessee any amounts with respect to Tax benefits realized as a result of any Taxes not paid or indemnified against by Lessee. Notwithstanding anything to the contrary in this Section 12, if, at the time any payments would otherwise be due to Lessee pursuant to this Section 12(c)(ii), an Event of Default shall have occurred and be continuing, Lessor shall hold the amount of such payment as security for the obligations of the Lessee to Lessor under the Lease and at such time as there shall not be continuing any such Event of Default, shall pay such amount to Lessee. Lessor shall use reasonable efforts in good faith in filing its Tax returns and in dealing with taxing authorities to seek and to claim any such Tax benefit or savings and to minimize the Taxes payable or indemnifiable by Lessee hereunder.

            (iii) At Lessee's request, the computation by Lessor of any amount payable by Lessee pursuant to this Section 12 shall be verified by an independent accounting firm of national reputation selected by Lessor. The fees of such accountants shall be paid by Lessee unless such accountants determine that the amount payable to Lessee is at least 25% more, or the amount payable by Lessee is at least 25% less, than the amount computed by Lessor, in which case such fees shall be payable by Lessor.

      (d)   CONTEST; REPORTS

            (i) If a claim is made in writing against Lessor (whether on audit or otherwise) for any Taxes that Lessee is required to pay or indemnify against pursuant to Section 12(b), Lessor shall notify Lessee in writing within 30 Business Days of the receipt of such claim, provided that a failure to so notify will not diminish or relieve Lessee of any obligations under Section 12(b), except to the extent Lessee is entitled to contest or to cause Lessor to contest such Taxes and Lessee's or Lessor's successful defense of such claim is materially prejudiced or precluded thereby. If the amount of the claim exceeds $[ ]* and if requested by Lessee in accordance with this Section 12(d) and in writing within 30 Business Days after receipt by Lessee of the notice described in the preceding sentence, Lessor shall in good faith and with due diligence contest (including pursuing all administrative and judicial appeals) in the name of Lessor or, if permitted by law and requested by Lessee in the name of Lessee, the validity, applicability or amount of such Taxes in appropriate administrative or judicial proceedings to be determined by Lessor, provided that
(1) prior to taking such action, Lessee shall have agreed to pay Lessor all out-of-pocket costs and expenses that Lessor may incur in connection with contesting such claim, including, without limitation, all reasonable legal and accountant's fees and disbursements and costs of administrative and judicial proceedings, and the amount of any interest or penalties that may be attributable to and payable as a result of contesting such claim (or, at

Lessor's request, Lessee shall advance to Lessor funds with which to pay the foregoing amounts, and Lessor's obligation to contest any Tax shall be suspended during any period Lessee does not advance sufficient funds to pay such amounts as they accrue or become payable), (2) if such contest is to be initiated by the payment of, and the claiming of a refund for such Taxes (and any interest and penalties that also must be paid), Lessee shall have advanced Lessor sufficient funds (on an interest-free basis) to make such payment, (3) no Event of Default has occurred and is continuing, (4) the action to be taken will not result in a material risk of sale, forfeiture or loss of Lessor's title to the Engine (unless Lessee provides a bond or other security satisfactory to Lessor), and
(5) at Lessor's request, Lessee shall provide to Lessor a written opinion in form and substance satisfactory to Lessor of independent legal counsel satisfactory to Lessor that there is a reasonable basis for such contest. Notwithstanding that the conditions set forth in clauses (1), (2), (3), (4) and
(5) above may have been satisfied, Lessor, after consulting in good faith with Lessee, may elect not to pursue any contest or proceeding pursuant to the preceding sentence or elect to discontinue (by settlement or otherwise) any such contest or proceeding commenced pursuant to the preceding sentence, but such election shall constitute a waiver by Lessor of any right to payment or indemnification pursuant to Section 12(b) with respect to the adjustment that was the subject of such proposed contest or proceeding (and any other adjustment the contest of which is precluded by such failure to contest) and, if Lessee has theretofore paid or provided Lessor with funds to pay any amount with respect to such adjustment, Lessor shall promptly repay such amount to Lessee. If Lessor shall obtain a refund in whatever form of all or any part of any Taxes that Lessee shall have paid or reimbursed to Lessor hereunder, Lessor shall, provided that no Event of Default shall have occurred and be continuing, pay to Lessee an amount that is equal to the sum of the amount of such refund or credit, plus any interest received on such refund fairly attributable to any Taxes paid by or with funds provided by Lessee prior to receipt of such refund, reduced by any Taxes incurred by Lessor by reason of the receipt or accrual of such refund and interest and net of any expenses described in clause (1) of the second sentence of this Section 12(d) that have not been previously reimbursed, and increased by any Tax benefit realized by Lessor as a result of any payment by Lessor made pursuant to this sentence, provided further that, if, at the time of such payment an Event of Default shall have occurred and be continuing, Lessor shall hold the amount of such payment as security for the obligations of Lessee to Lessor under the Lease, and at such time as there shall not be continuing any such Event of Default, shall pay such amount to the Lessee. Lessor hereby agrees that it will inform Lessee of the time and place of, and Lessor will not object to Lessee's presence at, any proceeding conducted pursuant to this Section 12(d), provided that Lessee's presence also must be allowed by applicable law and provided further that the conditions set forth in clauses (1), (2), (3), (4) and (5) above shall have been, and shall continue to be, satisfied.

            (ii) Lessee shall provide Lessor with such information in the possession of Lessee or otherwise reasonably available to it as Lessor may reasonably require to enable Lessor to fulfill its tax filing obligations under this Section 12 and any audit information request arising in connection with the Taxes subject to this Section 12. Lessor shall provide Lessee with such information in the possession of Lessor or otherwise reasonably available to it as Lessee may reasonably request to fulfill its tax filing requirements under this Section 12 and any audit information request arising in connection with the Taxes subject to this Section 12. If any report or return is required to be made with respect to any obligation of Lessee under this Section 12, Lessee will make such report or return, provided that Lessee shall have no obligation to file any such return or report if (A) Lessor, after Lessee's written request therefor, shall have failed to furnish Lessee with such information as is peculiarly within the control of, or reasonably available to Lessor and is necessary for the filing of such report or return, or (B) such return or report would or should have been filed by Lessor even if it had not entered into the Lease.

            (iii) Lessor shall furnish from time to time to Lessee or to such other person as Lessee may designate, such returns, statements or other documentation ("Tax Forms") (including, without limitation, if then required, information as to the ultimate beneficial owners of Lessor and the stock interests in Lessee held actually and constructively by Lessor, if not otherwise known to Lessee) in such form and with such substance as are necessary or appropriate to enable Lessor or Lessee, to claim an available reduction of or exemption from Taxes which Lessee may be required to pay or indemnify against hereunder, provided that Lessee shall have provided Lessor with any information within the Lessee's control or reasonably available to Lessee that is necessary to prepare such return, statement or other documentation. Any such Tax Forms shall be provided promptly after receipt of a written request therefor from the Lessee.

      (e) PAYMENT. Unless otherwise requested by the appropriate Indemnitee, Lessee shall pay when due any Tax for which it is liable pursuant to Section 12(b) directly to the appropriate Taxing Authority, or, upon written demand, shall reimburse the appropriate Indemnitee for the payment of any such Tax made by the Indemnitee. Within 30 days after the date of each payment by Lessee of any Tax referred to in the preceding sentence, Lessee shall furnish the Indemnitee evidence of payment of such Tax acceptable to the Indemnitee. Lessee shall also cause to be furnished, promptly upon request, such data as the Indemnitee may reasonably require from Lessee to enable the Indemnitee to comply with the requirements of any Taxing Authority in respect of any Tax referred to in Section 12(b).

      (f) SURVIVAL. The obligations contained in this Section 12 shall survive the termination of this Lease, to the extent they have accrued, or relate to events that have occurred, on or before the date of such termination; provided that obligations arising as a result of the occurrence of a Default or an Event of Default shall in any event, without limiting the foregoing, survive until payment in full and performance of all obligations owing to the Indemnitee under the foregoing agreements and all other agreements referred to herein or contemplated hereby. The obligations of Lessee in respect of all such indemnities, obligations, adjustments and payments are expressly made for the benefit of, and shall be enforceable by, the Indemnitee entitled thereto at the option of the Indemnitee without declaring this Lease to be in default or taking any other action hereunder.


      Section 13. ASSIGNMENT; LEASE SUBJECT AND SUBORDINATE.

      (a) SUBLEASE BY LESSEE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, LESSEE SHALL NOT, WITHOUT HAVING FIRST OBTAINED THE WRITTEN CONSENT OF LESSOR, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, ASSIGN OR OTHERWISE TRANSFER IN ANY MANNER ANY OF ITS RIGHTS OR INTERESTS WITH RESPECT TO THIS LEASE, THE ENGINE, OR ANY PART THEREOF.

       (b) ASSIGNMENTS BY LESSOR. Subject to Lessee's rights hereunder, Lessor may at any time and without Lessee's consent sell, assign or transfer its rights and interests hereunder or with respect to the Engine to a third party and/or grant a Lien over the Engine and the benefit of this Lease to any Person as security for Lessor's obligations to such Person (each such transferee, assignee or other Person, an "Assignee"). On request by Lessor, Lessee will execute all such documents as Lessor may reasonably require to confirm Lessee's obligations under this Lease. No sale, assignment or transfer of Lessor's interest or creation of any Lien by Lessor shall adversely affect Lessee's rights hereunder or increase Lessee's duties, expenses or the liabilities of Lessee in respect of any Tax or under any of its indemnification obligations or otherwise. Lessee will provide all other reasonable assistance and cooperation to Lessor and any Assignee in connection with any such sale or assignment or the perfection and maintenance of any Lien granted in connection therewith, including, at Lessor's cost, making all necessary filings and registrations. Wherever the term "Lessor" is used in this Lease in relation to any of the provisions relating to disclaimer, title and registration, indemnity and insurance, such terms shall be construed to include each Assignee, as applicable.

      Section 14. EVENTS OF DEFAULT; REMEDIES.

       (a) EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as it shall not have been remedied:

            (i) Lessee shall fail to make any payment of Basic Rent, Engine Reserves, Engine Loss Value or Supplemental Rent hereunder within five (5) Business Days after the same shall have become due and payable;

            (ii) Lessee shall fail to carry and maintain insurance on or with respect to the Engine in accordance with the provisions of Section 9 hereof or Lessee shall fail to provide an insurer's certificate evidencing the renewal or replacement of such policy, upon the renewal or replacement thereof, in accordance with the terms hereof;

            (iii) any document required to be filed or recorded by Lessee pursuant hereto is not duly filed and recorded by Lessee as required to perfect and continue the perfection of the interests of Lessor in the Engine or the filings and recordings provided for herein are not made by the time required; or Lessee shall fail to perform or observe any other covenant, term, condition or agreement to be performed or observed by it hereunder or under any instrument, document or agreement furnished by Lessee to Lessor, in connection with the transactions referred to herein or contemplated hereby, and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof to Lessee or thirty (30) days after Lessee, assuming exercise of reasonable diligence, should have known of such failure; provided, however, such failure to observe any covenant, term, condition or agreement does not pose a material danger to the respective rights and interests of Lessor, Lessor in the Engine and the same is of such a nature that it can be cured; and, further provided that Lessee shall have commenced and shall diligently pursue such cure, Lessee shall have an additional thirty (30) day period within which to cure the same;

            (iv) any representation or warranty made by Lessee herein or in any document, or certificate furnished by Lessee in connection herewith shall at any time prove to have been false or incorrect in any material respect at the time made;

            (v) Lessee shall (A) voluntarily commence any proceeding or file any petition seeking relief under any applicable bankruptcy, insolvency, liquidation or similar law now or hereafter in effect, (B) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (C) apply for or consent to the appointment of a receiver, trustee, custodian sequestrator or similar official for itself or for a substantial part of its property or assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (G) take corporate action for the purpose of effecting any of the foregoing;

            (vi) an involuntary proceeding shall be commenced or for involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of Lessee, or of a substantial part of the property or assets of Lessee under any applicable bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Lessee or for a substantial part of the property of Lessee or (C) the winding-up or liquidation of Lessee; and such proceeding or petition shall continue undismissed, unstayed or unbonded for sixty (60) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for thirty (30) days;

            (vii) Lessee or any subsidiary thereof, the debt of which has been guaranteed by Lessee thereof shall fail to pay, in accordance with its terms and when due and payable, the principal of or interest on any Debt the principal amount of which exceeds $[ ]* and the maturity of any such Debt, in accordance with the provisions of any such Debt or any contract evidencing, providing for the creation of or concerning such Debt shall have been accelerated or any event shall have occurred and be continuing that would permit any holder or holders of such Debt, any trustee or agent acting on behalf of such holder or holders or any other Persons so to accelerate such maturity;

            (viii) final judgment for the payment of money in excess of $[ ]* not fully covered by insurance (or the equivalent in another currency) shall be rendered against Lessee and the same shall remain undischarged for a period of thirty (30) days during which execution of such judgment shall not be effectively stayed or bonded in a manner satisfactory to Lessor;

            (ix) Lessee shall fail to remain a "certificated air carrier" within the meaning of the Federal Aviation Act;

            (x) Lessee shall voluntarily suspend all or substantially all of its commercial airline operations, or the franchises, concessions, permits, rights or privileges acquired for the conduct of the business and operations of Lessee shall be revoked canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented;

            (xi) except as otherwise permitted pursuant to Section 11(l) hereof, Lessee shall merge with or into or consolidate with or into or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person or fifty-one percent (51%) or more of the capital stock of Lessee shall be acquired in a single transaction or series of transactions, directly or indirectly by any Person and/or its affiliates not a shareholder of Lessee on the Commencement Date;

            (xii) possession of the Engine shall be transferred to another Person, other than in accordance with the express provisions of Section 7(d); and/or

      (b) REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by notice to Lessee; and at any time thereafter, so long as Lessee shall not have remedied all outstanding Events of Default before Lessor shall have commenced to exercise its rights or remedies hereunder, Lessor may exercise one or more of the following rights and remedies with respect to all or any part of the Engine as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

            (i) cause Lessee, upon the written demand of Lessor and at Lessee's expense, to return promptly, and Lessee shall return promptly (and in no event later than two days after such demand), all or such part of the Engine as Lessor may demand, to Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 10 as if the Engine were being returned at the end of the Term, or Lessor, at its option, may enter upon the premises where all or any part of the Engine located and take immediate possession of and remove the same;

            (ii) hold, use, operate, keep idle or lease to others all or any part of the Engine, with or without taking possession thereof as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that Lessee's obligation to pay Basic Rent for any periods in respect of the Engine or part thereof accruing after Lessee shall have been deprived of possession of such Engine or part thereof pursuant to this Section 14 shall be reduced by the net proceeds, if any, received by Lessor from leasing the Engine or part thereof to any Person other than Lessee for the same periods or any portions thereof;

            (iii) Lessor may exercise any other right or remedy that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach or to rescind this Lease;

            (iv) Lessor may terminate this Lease; and/or

            (v) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under clauses (i), (ii), (iii) or
      (iv) above, Lessor, by written notice to Lessee specifying a payment date not earlier than five (5) Business Days after the date of such notice, may terminate this Lease and demand that Lessee pay to Lessor and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, the sum of: (A) any unpaid Basic Rent due under this Agreement for periods ending on or prior to the payment date specified in such notice and any unpaid Supplemental Rent due on or prior to such payment date, plus (B), an amount equal to the aggregate unpaid Basic Rent which would otherwise have accrued hereunder over the remainder of the Lease Term but for the Event of Default, discounted to present value as of the date specified for payment in such notice, less (C), if applicable, for any period until the expiration of the Lease Term that Lessor has not been able to Lease the Engine but has been able, in the normal course of its operations to use the Engine, the Basic Rent payable by Lessee to Lessor for the lease of the Engine during any such period of use discounted to present value as of the date specified for payment in such notice. The amounts specified in such notice shall bear interest at the Post-Default Rate from the payment date specified in such notice until payment is made. In calculating Lessor's damages hereunder upon an Event of Default, all Basic Rent which would have become due during the remainder of the Lease Term if an Event of Default had not occurred will be calculated on a present value basis using a discounting rate equal to the rate of interest on United States Treasury Bills having a maturity which will most closely approximate the period equal to the remainder of the Lease Term, as quoted in the Wall Street Journal on the date of Lessor's notice.

      In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Basic Rent and Supplemental Rent then due hereunder before or during or after the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by Lessor by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of all the Engine in accordance with Section 10 or this Section 14 or in storing or maintaining the Engine or any part thereof or placing the same in the condition required by Section 10.

      Except as otherwise expressly provided above, no remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor at law or in equity, and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies; provided, that Lessor may recover only once from each element of damages sustained and, provided further, that the preceding proviso shall not be deemed to require proof of damages actually sustained in the case of liquidated damages provided for herein. No express or implied waiver by Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. To the extent permitted by law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise (A) that may confer any right to prior notice or judicial hearing in connection with Lessor's taking possession or disposing of the Engine including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right that Lessee might otherwise have under applicable law, (B) except as provided in this Section 14, that impose any requirements as to the time, place or terms of lease other disposition or other requirements with respect to the enforcement of Lessor's rights and remedies hereunder, (C) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in effect under applicable law that may have the effect of delaying the enforcement of this Lease or the absolute lease or other disposition of the Engine, or (D) except as otherwise provided herein, that may otherwise limit or modify any of Lessor's rights or remedies hereunder. The failure or delay of Lessor in exercising any right or remedy granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right or remedy upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise hereunder of any particular right or remedy of Lessor shall not exhaust the same or constitute a waiver of any other right provided herein.

      Notwithstanding anything contained in this Section 14 to the contrary, Lessor shall use reasonable efforts to mitigate damages.


     Section 15. NOTICES. All notices required or permitted hereunder shall be in writing and shall be delivered in person or sent by telecopier, international courier service or letter (mailed certified and return receipt requested), addressed to the parties as follows:

if to Lessor:             First Security Bank, National Association
                          79 South Main Street
                          Salt Lake City, Utah  84111
                          Attention: Corporate Trust Department
                          Telecopier: 801-246-5053

with copies to:           KG Aircraft Leasing Co., Limited
                          3 Adelaide Court, Adelaide Road
                          Dublin 2, Ireland
                          Attention: Managing Director
                          Telecopier: 353-1-475-7378

                          Winthrop, Stimson, Putnam & Roberts
                          One Battery Park Plaza
                          New York, New York  10004
                          Attention: C. Payson Coleman, Esq.
                          Telecopier: 212-858-1500
if to Lessee:             Western Pacific Airlines, Inc.
                          2864 S. Circle Drive, Suite 1100
                          Colorado Springs, Colorado 80906
                          Attention: Robert Peiser, President & CEO
                          Telecopier: (719) 527-7480

with a copy to:           Smith, Gambrell & Russell
                          1230 Peachtree Street NE, Suite 3100
                          Atlanta, Georgia  30309-3592
                          Attention: Howard Turner, Esq.
                          Telecopier: 404-815-3509


or at such other address as Lessee or Lessor shall from time to time designate in writing to the other. In the case of a notice delivered in person or sent by telecopier or international courier, notice will be deemed received upon actual receipt. In the case of a mailed letter, notice will be deemed received on the tenth (10th) Business Day after deposit in the mail, with proper postage for registered or certified first-class mail prepaid. All notices required or permitted under the Lease shall be given in the manner set forth in Section 18 of the Lease.


      Section 16. GOVERNING LAW AND JURISDICTION.

     (a) GOVERNING LAW. This Lease shall in all respects be governed by, and construed in accordance with, the internal laws of the State of New York, inclusive of all matters of construction, validity and performance.

     (b) JURISDICTION; SERVICE OF PROCESS. Lessee and Lessor hereby irrevocably submit to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Lease, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Lessee and Lessor hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Lessee hereby irrevocably appoints CT Corporation System, with an office on the date hereof at 1633 Broadway, New York, New York 10019, and Lessor hereby irrevocably appoints CT Corporation System, with an office on the date hereof at 1633 Broadway, New York, New York 10019 (the "Process Agent"), as their respective agents to receive on their behalf and in respect of their proper service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to Lessee or Lessor, as the case may be, in care of their respective Process Agents at such Process Agent's above address, and Lessee and Lessor hereby irrevocably authorize and direct their respective Process Agents to accept such service on their behalf. As an alternative method of service, Lessee and Lessor also irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the address specified in Section 15. Lessee and Lessor agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 16(b) shall affect the right of any Person (including Lessor) to serve legal process in any other manner permitted by law or affect the right of any other party to bring any action or proceeding against Lessee or Lessor, or their respective properties in the courts of other jurisdictions. Lessee AND Lessor HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS LEASE.

      (c)  WAIVER OF  IMMUNITY.  To the  extent  that  Lessor  or Lessee  has or hereafter may acquire any sovereign immunity, Lessor and Lessee hereby irrevocably waive such immunity in respect of their respective obligations under this Lease and all other documents and agreements relating to the Engine and the transactions referred to or contemplated herein.


      Section 17.  MISCELLANEOUS.

       (a) ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes all previous proposals, agreements, understandings, negotiations and other written and oral communications in relation hereto. NO TERM OR PROVISION OF THIS LEASE MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED, EXCEPT (i) WITH THE PRIOR WRITTEN CONSENT OF LESSOR AND (ii) BY AN INSTRUMENT IN WRITING SIGNED BY A DULY AUTHORIZED REPRESENTATIVE OF THE PARTY AGAINST WHICH THE ENFORCEMENT OF THE CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT. Nothing herein shall be construed as conveying to Lessee any right, title or interest in the Engine or any Part except as Lessee under this Lease.

       (b) ENGLISH LANGUAGE. All notices, communications, reports, opinions and other documents given under this Lease shall be in the English language.

      (c) LESSOR'S RIGHT TO PERFORM FOR LESSEE. If Lessee fails to make any payment of Rent or Supplemental Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of any expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent payable by Lessee upon demand; provided, however, that no such payment, performance or compliance by Lessor shall (i) be deemed to have satisfied the obligation of Lessee to make such payment or to perform or comply with such agreement, as the case may be, unless and until Lessee shall have paid all such Supplemental Rent payable pursuant to this section by reason of such failure or (ii) be deemed a waiver of Lessor's rights and remedies against Lessee hereunder.

      (d) APPLICATION OF PAYMENTS DURING EXISTENCE OF DEFAULT. Any amount referred to herein that is payable to Lessee shall not be paid to Lessee, or if it has been previously paid directly to Lessee, shall not be retained by Lessee, if at the time of such payment a Default or Event of Default shall have occurred and be continuing, but shall be paid to and held by Lessor as security for and may be applied to the obligations of Lessee under this Lease and, at such time as Lessor shall receive evidence in form and substance satisfactory to it that there is not continuing any such Default or Event of Default, all such amounts in excess of amounts so paid on obligations of Lessee shall be paid to Lessee.

      (e) EXPENSES. Lessee agrees to reimburse Lessor, for its out-of-pocket costs and expenses, including attorney's fees, incurred in connection with any amendments, modifications or waivers required by this Lease or requested by Lessee (or resulting from any requests of Lessee) hereunder.

      (f) FURTHER ASSURANCES. Lessee will promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, if requested by Lessor, at the expense of Lessee, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Lease any Replacement Engine and the recording or filing of counterparts hereof, and all such other documents and instruments, in accordance with the laws of such jurisdictions as Lessor may from time to time deem advisable.

       (g) JUDGMENT CURRENCY. The obligations of Lessee in respect of any sum due from it to Lessor hereunder shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that Lessor may in accordance with normal banking procedures purchase, or cause to be purchased for its account Dollars with such other currency; if the Dollars so purchased are less than the sum originally due in Dollars, Lessee agrees to indemnify Lessor against such loss, and if the Dollars so purchased exceed the sum originally due to Lessor in Dollars, Lessor agrees to remit to Lessee such excess.

      (h) INVALIDITY OF ANY PROVISION. Any provision of this Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the fullest extent permitted by applicable law, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      (i) CHANGES IN LAW. If there shall be any change (or such change shall be enacted or made by notice or otherwise and shall be scheduled to become thereafter effective) in the laws or treaties of the United States that has a material adverse effect on the validity, legality, perfection or enforceability of Lessor's rights or interest in the Engine or this Lease or the validity, legality, perfection or enforceability of this Lease, Lessor may terminate this Agreement, whereupon Lessee shall promptly return the Engine to Lessor or its designee in the condition required hereunder.

       (j) HEADINGS. All section and paragraph headings and captions are purely for convenience of reference only and shall not modify, define, expand, limit or otherwise affect any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Lease.

      (k) CONSENT. Whenever in this Lease, the consent (whether or not, in writing) of either Lessor or Lessee is required, such consent shall not be unreasonably withheld or delayed.

      (l) THIRD PARTY BENEFICIARIES. Lessee recognizes that this Lease confers certain rights and interests on the Indemnitees. Notwithstanding that the Indemnitees are not parties to this Lease, the Indemnitees are intended third party beneficiaries of such rights and interests and Lessor hereby acknowledges that the Indemnitees may enforce such rights and interests directly, as if they were parties to this Lease.

      (m) COUNTERPARTS. This Lease may be executed in any number of identical counterparts, all of which together will be deemed to be one and the same instrument. Delivery of an executed counterpart of this Lease by facsimile will be deemed effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Lease by facsimile will also deliver an originally executed counterpart; provided the failure of any party to deliver an originally executed counterpart of this Lease will not affect the validity or effectiveness of this Lease.

      IN WITNESS WHEREOF, Lessor and Lessee have each caused this Amended and Restated Engine Lease to be duly executed as of the day and year first above written.


                             FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided, but solely as Owner Trustee under the 1997 Trust Agreement, as Lessor


                              By:
                                  Name:
                                  Title:


                              WESTERN PACIFIC AIRLINES, INC.,
                                as Lessee

RECEIPT  OF  THE  ORIGINAL   COUNTERPART  OF  THE  FOREGOING   LEASE  IS  HEREBY
ACKNOWLEDGED ON THIS ____ DAY OF ________, 1997.


                           FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided, but solely as Owner Trustee under the 1997 Trust Agreement, as Lessor


                            By:
                               Name:
                               Title:

                                    EXHIBIT A

                               ENGINE DESCRIPTION


            One General Electric Model CFM56-3B2 Airframe Engine bearing Manufacturer's Serial No. 721150 with one PF
            Industries, Inc. Model PF71-169 Engine Stand bearing serial number 001B.


ENGINE:

                                                               Time to Next
    Total                                                     Replacement of
   Engine             Total            Time Since              Lowest Life
   Cycles              Time             Overhaul              Limited Part
--------------      -----------      ----------------      --------------------




ENGINE STAND:





-------------------
*as of March __, 1996

                                    EXHIBIT B

                             ACCEPTANCE CERTIFICATE


      WESTERN PACIFIC AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware with its principal place of business in Colorado Springs, Colorado ("Lessee") does hereby represent, acknowledge, warrant and agree as follows:



      (a) Lessee and TACA INTERNATIONAL AIRLINES, S.A. ("Lessor") have entered into a Lease Agreement dated as of May 21, 1996 (hereinafter referred to as the "Lease"). Capitalized words used herein and not otherwise defined will have the meanings set forth in the Lease.

      (b) Lessee has this __ day of June, 1996 (Time: ____ ____________), at Dallas, Texas, received from Lessor possession of:

            (i) One (1) General Electric Model CFM56-3B2 Engine bearing Manufacturer's Serial No. 721150 (the "Engine");

            (ii)  The  manuals,   logbooks,   flight   records  and   historical
      information regarding the Engine listed in Attachment 1 hereto (the "Engine Documentation"); and

            (iii) One (1) PF Industries, Inc. model PF71-169 engine stand bearing serial number 0001B.

      (c) Except as noted on Attachment 2 hereto, Lessee hereby confirms and agrees that the above described Engine and Engine Documentation have been duly accepted by Lessee pursuant to the terms and provisions of the Lease.

      (d) As of the date hereof, the Engine had the following hours/cycles:

                                                              Time to Next
         Total                                                Replacement of
         Engine           Total           Time Since          Lowest Life
         Cycles           Time            Overhaul            Limited Part
       ------------      ---------      ---------------      ------------------

         721150

      IN WITNESS WHEREOF, Lessee has caused this Acceptance Certificate to be executed by its duly authorized representative as of the day and year set forth above.

                              WESTERN PACIFIC AIRLINES, INC.



                              By:
                                  Name:
                                  Title:



ATTACHMENTS:      1.    List of Engine Documentation
                  2.    List of Discrepancies

                                  ATTACHMENT 1
                            TO ACCEPTANCE CERTIFICATE

                              ENGINE DOCUMENTATION



Engine Log Book (current and file copies)

Engine Data Submittal

Engine previous maintenance visit record including the last inspection performed

Airworthiness Directive Compliance Summary

ADs requiring continuous surveillance

Service Bulletin terminated accomplishment status

Service Bulletin requiring continuous surveillance summary and maintenance control action

FAA Form 337 for repair/overhaul certification of last shop visit

Engine time summary sheet including life limited items



Receipt of the foregoing documents, except as noted, is hereby acknowledged.

                                  ATTACHMENT 2
                            TO ACCEPTANCE CERTIFICATE


                                  DISCREPANCIES

                                    EXHIBIT C

                        FORM OF RETURN ACCEPTANCE RECEIPT

      WESTERN  PACIFIC  AIRLINES,  INC.  ("Lessee")  and  FIRST  SECURITY  BANK,
NATIONAL ASSOCIATION, not in its individual capacity (except as otherwise specified) but solely as trustee ("Lessor") have entered into an Engine Lease Agreement dated as of May 21, 1996 and Amended and Restated as of July 7, 1997 (as supplemented and amended, hereinafter referred to as the "Agreement"). Capitalized words used herein and not otherwise defined will have the meanings set forth in the Agreement.

      (a)   Lessor   has   this   ___   day   of   _____________,    _____,   at
______________________, received from Lessee possession of:

            (i) One (1) General Electric Model CFM56-3B2 jet aircraft engine, Manufacturer's Serial No. 721150 (the "Engine");

            (ii) The manuals,  records and historical  information regarding the
      Engine   and  Parts   listed  in   Attachment   1  hereto   (the   "Engine
      Documentation") and

            (iii) One (1) PF Industries, Inc. model PF71-169 engine stand bearing serial number 0001B.

      (b) Except as noted on Attachment 2 hereto, the above specified Engine and Engine Documentation are hereby accepted by Lessor pursuant to the terms and provisions of the Lease.

      (c) As of the date hereof, the Engine had the following hours/cycles:

                                                           Time to Next
     Total              Total           Time Since         Replacement of Lowest
 Engine Cycles          Time            Overhaul           Life Limited Part
----------------     -------------    ---------------    ----------------------

    721150

      IN WITNESS WHEREOF, Lessee and Lessor has caused this Return Acceptance Receipt to be executed by their duly authorized representatives as of the day and year set forth above.

                              FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                not in its individual capacity, but solely as trustee



                              By:
                                  Name:
                                  Title:


                              WESTERN PACIFIC AIRLINES, INC.



                              By:
                                  Name:
                                  Title:


ATTACHMENTS:      1.    List of Engine Documentation
                  2.    List of Discrepancies

                                  ATTACHMENT 1
                          TO RETURN ACCEPTANCE RECEIPT

                              ENGINE DOCUMENTATION



Engine Log Book (current and file copies)

Engine Data Submittal

Engine previous maintenance visit record including the last inspection performed

Airworthiness Directive Compliance Summary

ADs requiring continuous surveillance

Service Bulletin terminated accomplishment status

Service Bulletin requiring continuous surveillance summary and maintenance control action

FAA Form 337 for repair/overhaul certification of last shop visit

Engine time summary sheet including life limited items



Receipt of the foregoing documents, except as noted, is hereby acknowledged.

                                  ATTACHMENT 2
                          TO RETURN ACCEPTANCE RECEIPT


                                  DISCREPANCIES

                                    EXHIBIT D

                             FORM OF MONTHLY REPORT


                 MONTHLY ENGINE UTILIZATION AND STATUS REPORT


To:   FIRST SECURITY BANK,
      NATIONAL ASSOCIATION
      as Owner Trustee ("Lessor")
      79 South Main Street
      Salt Lake City, Utah  94111
      Attention:  Corporate Trust Department

with a copy to:

      KG Aircraft Leasing Co., Ltd.
      3 Adelaide Court, Adelaide Road
      Dublin 2, Ireland
      Attention:  Managing Director

From: WESTERN PACIFIC AIRLINES, INC. ("Lessee")
      2864 S. Circle Drive, Suite 1100
      Colorado Springs, Colorado  80806


      Re:   ENGINE TYPE:      GENERAL ELECTRIC CFM56-3B2
            REGISTRATION:
            SERIAL NUMBER:    721150
            MONTH OF               19


===============================================================================
Engine TOTAL TIME SINCE NEW                       HRS:
===============================================================================
Engine TOTAL CYCLES SINCE NEW                     CYCLES:
===============================================================================
HOURS DURING MONTH                                HRS:
===============================================================================
BLOCK HOURS DURING MONTH                          HRS:
===============================================================================
CYCLES/LANDING DURING MONTH                       CYCLES:
===============================================================================
TIME REMAINING TO NEXT OVERHAUL
===============================================================================

NOTE: IF LESSOR OWNED ENGINE IS REMOVED FROM AN AIRFRAME AND/OR INSTALLED ON
      AN AIRFRAME IT MUST BE REPORTED MONTHLY ON THIS FORM.

SERVICE BULLETINS, AIRWORTHINESS DIRECTIVES, ENGINEERING MODIFICATIONS OR CHANGES SCHEDULED OR COMPLETED (INDICATE DATE SCHEDULED FOR COMPLETION OR DATE OF COMPLETION, AS APPLICABLE):










WARRANTY CLAIMS MADE OR SETTLED SINCE LAST REPORT (INDICATE NATURE OF CLAIM AND SETTLEMENT, AS APPLICABLE:











      The undersigned, a duly elected officer of Lessee, hereby certifies to Lessor that all airport landing fees and other charges related to or incurred in connection with any airframe on which the Engine is installed and all other aircraft in Lessee's fleet, have been paid and are current.

                                          WESTERN PACIFIC AIRLINES, INC.



                                          By:
                                          Its:

                                    EXHIBIT E

                    MAINTENANCE RESERVES ADJUSTMENT FORMULA


    Flight Hour/
    Cycle Ratio           Rates
    -----------           -----

  [ ]*     -   [ ]*      $[  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*
  [ ]*     -   [ ]*       [  ]*

EXHIBIT A   ENGINE DESCRIPTION
EXHIBIT B   FORM OF ACCEPTANCE CERTIFICATE
EXHIBIT C   FORM OF RETURN ACCEPTANCE RECEIPT
EXHIBIT D   FORM OF MONTHLY REPORT